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                                                                    EXHIBIT 10.1

                                  OEM AGREEMENT

                                     BETWEEN

                              NORTHERN TELECOM INC.

                                       AND

                              VOICETEK CORPORATION




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                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                     COMMISSION. ASTERISKS DENOTE OMISSIONS.
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THIS OEM AGREEMENT is made and entered into by and between Northern Telecom
Inc., a Delaware corporation, with offices located at 2305 Mission College Boulevard, Santa Clara, California 95054-1591 (hereinafter "NTI") and Voicetek Corporation, a Massachusetts corporation, having its principal place of business at 19 Alpha Road, Chelmsford, Massachusetts 01824-4175
(hereinafter "VOICETEK").

                                    RECITALS

WHEREAS, NTI shall assume the role of an original equipment manufacturer that procures products from VOICETEK for incorporation into a number of Northern Telecom applications;

AND WHEREAS, NTI wishes to obtain the nonexclusive rights and VOICETEK agrees to extend nonexclusive rights to NTI to purchase, resell and distribute VOICETEK's standard product(s) and/or services at NTI's option as enumerated in VOICETEK's Price List;

AND WHEREAS, NTI wishes to obtain exclusive rights and VOICETEK agrees to extend exclusive rights to NTI to purchase, resell, and distribute VOICETEK's product(s) and/or services which VOICETEK has, or will in the future, as the case may be, modify according to specifications agreed upon by NTI and VOICETEK and for which NTI has paid development fees to VOICETEK under one or more development agreements and/or annexes applicable to development agreements unless otherwise negotiated;

AND WHEREAS, NTI wishes to obtain the nonexclusive rights and VOICETEK agrees to extend nonexclusive rights to NTI to purchase hardware not manufactured by VOICETEK (an example of which is Dialogic-manufactured circuit pack assemblies), direct from VOICETEK's external supplier(s) for installation in and use with SELF-HOSTED UNITS only, without such direct purchase and installation by NTI or NTI's qualified technicians of such non-VOICETEK-manufactured hardware voiding and/or negatively affecting any and all warranties granted to NTI, NORTHERN TELECOM COMPANIES or MANUFACTURING LICENSEES for SELF-HOSTED UNITS herein;

AND WHEREAS, the procured products have specific utilitarian functions to carry out within the Northern Telecom applications into which they are incorporated;

AND WHEREAS, the parties desire to establish a stable and dependable business relationship to ensure the smooth flow of products between the parties and timely resolution of performance-related issues identified in the products supplied by VOICETEK;

NOW THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, THE PARTIES HERETO AGREE AS FOLLOWS:

                             ARTICLE I - DEFINITIONS

Terms in the Agreement (other than names of parties and Article headings) which are in capital letters shall have the meanings set forth in this Article I for all purposes in connection with the Agreement.

1.1 "AGREEMENT" as used herein shall mean this OEM Agreement, as amended, modified, supplemented or otherwise altered from time to time.

1.2 "ANNUAL SUPPORT SERVICES PERIOD" as used herein shall mean the particular twelve (12) month period for which NTI has paid the requisite annual fee for RESELLER SUPPORT SERVICES.

1.3 "APPLICATION PROCESSOR" or "APPLICATION PROCESSORS" as used herein shall mean the computing platform used specifically to develop and/or execute GENERATIONS-based software in a client-server environment.

1.4 "AUTHORIZED DISTRIBUTOR" or "AUTHORIZED DISTRIBUTORS" as used herein shall mean any company which has signed a Distributorship Agreement (or the equivalent) with NTI, a NORTHERN TELECOM COMPANY or a MANUFACTURING LICENSEE granting such company the right to distribute one or more of the Northern Telecom product lines.


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1.5  "AUTHORIZED TERRITORY" as used herein shall mean the countries listed in
     Schedule A, which is attached hereto and is by this reference made a part of the AGREEMENT.

1.6 "BLANKET ORDER" or "BLANKET ORDERS" as used herein shall mean an ORDER which does not set forth a DELIVERY DATE.

1.7 "CANCELLATION PERIOD" as used herein shall mean the period commencing on VOICETEK's receipt of an ORDER or ORDER RELEASE and ending thirty (30) days immediately prior to the SHIPMENT DATE thereof.

1.8 "CRITICAL PROBLEM" or "CRITICAL PROBLEMS" as used herein shall mean problems characterized by one or more of the following: (i) system is inoperable, or (ii) causes software reloads or initializations, or (iii) substantially impairs a major application feature, or (iv) an error in USER DOCUMENTATION and/or MODIFIED USER DOCUMENTATION which requires an immediate revision and/or an immediate letter to NTI, and/or NORTHERN TELECOM COMPANIES and/or MANUFACTURING LICENSEES and/or AUTHORIZED DISTRIBUTORS in order to correct such problem(s).

1.9 "DELIVERY DATE" as used herein shall mean the date when PRODUCTS shall be delivered to the DELIVERY LOCATION.

1.10 "DELIVERY LOCATION" as used herein shall mean the NTI, NORTHERN TELECOM COMPANY or MANUFACTURING LICENSEE location where PRODUCTS shall be delivered.

1.11 "EFFECTIVE DATE" as used herein shall mean the date upon which the latter of the parties to execute the AGREEMENT performs that function.

1.12 "GENERAL AVAILABILITY" as used herein shall mean the date when the PRODUCTS, or any of them, have been released for unrestricted commercial sale and are available for sale by AUTHORIZED DISTRIBUTORS in any part of the AUTHORIZED TERRITORY.

1.13 "GENERATIONS" as used herein shall mean the object-oriented applications development and runtime environment developed and owned by VOICETEK.

1.14 "HARDWARE" as used herein shall mean all items that are designated as hardware in a PRICE LIST including, but not limited to, VTK Base Systems, Voice Ports/Network Interfaces, Voice Storage, APPLICATION PROCESSORS, Parts and Spares, Technical Documentation, KEYLOCKS, VOICE RESPONSE UNITS, SELF-HOSTED UNITS and Marketing Materials.

1.15 "HARDWARE PRODUCTS" as used herein shall mean either STANDARD HARDWARE PRODUCTS or MODIFIED HARDWARE PRODUCTS or both, as the context requires.

1.16 "KEYLOCK" or "KEYLOCKS" as used herein shall mean the VOICETEK-supplied hardware and keycode in object form functioning as a software lock and preventing unauthorized use and/or duplication of SOFTWARE PRODUCTS purchased by NTI, NORTHERN TELECOM COMPANIES or MANUFACTURING LICENSEES hereunder.

1.17 "MANUFACTURING LICENSEE" or "MANUFACTURING LICENSEES"as used herein shall mean those third parties properly authorized and empowered by NTI or a NORTHERN TELECOM COMPANY to manufacture and market product lines including, but not limited to, Northern Telecom proprietary hardware systems such as the Meridian 1 PBX, under its or their own corporate name(s), under a private brand, or under a Northern Telecom name and, as a result, require certain rights to SOFTWARE PRODUCTS which are substantially similar in scope to those granted directly to NTI by the AGREEMENT.

1.18 "MARKS" as used herein shall mean the trademarks, trade names and service marks now owned by, licensed to, or hereafter obtained by VOICETEK as may from time to time be added to Schedule C, which is attached hereto and by this reference made a part of the AGREEMENT.


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1.19 "MAXIMUM DELIVERY PERIOD" as used herein shall mean thirty (30) days for
     HARDWARE PRODUCTS and two (2) days or less for SOFTWARE PRODUCTS commencing on the date that VOICETEK receives an ORDER or an ORDER RELEASE therefor.

1.20 "MINOR PROBLEM" or "MINOR PROBLEMS" as used herein shall mean a problem with the SOFTWARE PRODUCTS which causes or may cause degradation of feature operation, or a problem with USER DOCUMENTATION, respectively, both for which an acceptable workaround is available and the problem can persist without customer complaint for a limited time.

1.21 "MODIFIED HARDWARE PRODUCT or "MODIFIED HARDWARE PRODUCTS" as used herein shall mean any and all HARDWARE modified at NTI's direction and expense under one or more Technology Development Agreements and annexes or addenda thereto, and which may or may not be enumerated in Schedules D and/or E which are attached hereto and are by this reference made a part of the AGREEMENT and which are products VOICETEK sells exclusively to NTI, NORTHERN TELECOM COMPANIES and MANUFACTURING LICENSEES.

1.22 "MODIFIED PRODUCT" or "MODIFIED PRODUCTS" as used herein shall mean either MODIFIED HARDWARE PRODUCTS or MODIFIED SOFTWARE PRODUCTS or both, as the context requires.

1.23 "MODIFIED SOFTWARE PRODUCT" or "MODIFIED SOFTWARE PRODUCTS" as used herein shall mean any and all SIGNATURES, USER DOCUMENTATION, and software modified at NTI's direction and expense under one or more Technology Development Agreements and annexes or addenda thereto, and which may or may not be enumerated in Schedules D and/or E and which are products VOICETEK sells exclusively to NTI, NORTHERN TELECOM COMPANIES and MANUFACTURING LICENSEES.

1.24 "MODIFIED USER DOCUMENTATION" as used herein shall mean USER DOCUMENTATION and/or user manuals created by VOICETEK for the PRODUCTS and modified at NTI's direction to reflect, but are not restricted to, such changes as NTI's naming convention, product names, NTI-supplied platforms and removal of options or features not sold by NTI and which may contain all or parts of the USER DOCUMENTATION and/or user manuals.

1.25 "NORTHERN TELECOM COMPANY" or "NORTHERN TELECOM COMPANIES" as used herein shall mean Northern Telecom Limited, the parent company of NTI, and all subsidiaries or affiliates wholly or at least majority owned, directly or indirectly, by Northern Telecom Limited, but not including NTI.

1.26 "OPTION PERIOD" as used herein shall mean the three (3) month period immediately following conclusion of the TERM for which NTI can elect to extend the AGREEMENT on these stated terms while a renewal hereof or a new agreement are being negotiated by the parties.

1.27 "ORDER" or "ORDERS" as used herein shall mean the document issued or output of an electronic "paperless" process initiated by NTI by which PRODUCTS are ordered.

1.28 "ORDER RELEASE" or "ORDER RELEASES" as used herein shall mean the document issued or output of an electronic "paperless" process initiated by NTI pursuant to a BLANKET ORDER by which the DELIVERY DATE for such BLANKET ORDER, or a portion thereof, is established.

1.29 "POINT RELEASE" or "POINT RELEASES" as used herein shall mean revision(s) of any SOFTWARE PRODUCTS included as part of the applicable cost of RESELLER SUPPORT SERVICES and supplied by VOICETEK at no additional charge to NTI, NORTHERN TELECOM COMPANIES or MANUFACTURING LICENSEES, the principle function of which is to provide bug fixes to the SOFTWARE PRODUCTS but which can include minor new functionality, an example of which would be a change from 3.xx to 3.xy.

1.30 "PRICE LIST" as used herein shall mean the Voicetek Corporation Price Book For North America and Asia, and the Voicetek Corporation International Pricebook, respectively, identified and incorporated by reference in
     Schedule 8, that are in effect at the time NTI or NORTHERN


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      TELECOM COMPANIES or MANUFACTURING LICENSEES procure(s) STANDARD PRODUCTS from VOICETEK.

1.31 "PRODUCT" or "PRODUCTS" as used herein shall mean either STANDARD PRODUCTS or MODIFIED PRODUCTS or both, as the context requires.

1.32 "RESCHEDULING PERIOD" as used herein shall mean the period commencing on VOICETEK's receipt of an ORDER or ORDER RELEASE and ending thirty (30) days immediately prior to the SHIPMENT DATE thereof.

1.33 "RESELLER SUPPORT SERVICES" as used herein shall mean those support services enumerated in Article XIII and Schedule F, which is attached hereto and is by this reference made a part of the AGREEMENT.

1.34  "RMA" as used herein shall mean Return Material Authorization.

1.35 "SELF-HOSTED UNIT" or "SELF-HOSTED UNITS" as used herein shall mean any SYSTEM configuration comprised of SOFTWARE PRODUCTS executable on a single hardware platform performing the combined functions of APPLICATION PROCESSOR and VOICE RESPONSE UNIT.

1.36 "SERIOUS PROBLEM" or "SERIOUS PROBLEMS" as used herein shall mean a problem that is characterized by a substantial reduction in service and/or missing or incorrect USER DOCUMENTATION and/or MODIFIED USER DOCUMENTATION of major functionality for which there is not an acceptable workaround or interim solution available.

1.37 "SHIPMENT DATE" as used herein shall mean the date when PRODUCTS shall be shipped by VOICETEK to the DELIVERY LOCATION.

1.38 "SIGNATURE" or "SIGNATURES" as used herein shall mean the VOICETEK-supplied code(s) which are branded into the firmware of HARDWARE components not manufactured by VOICETEK (examples of which are Dialogic boards) which enable PRODUCTS (HARDWARE and software combined) to compatibly perform their functions together as a SYSTEM.

1.39 "SOFTWARE PRODUCTS" as used herein shall mean either STANDARD SOFTWARE PRODUCTS or MODIFIED SOFTWARE PRODUCTS or both, as the context requires.

1.40 "SOURCE CODE MATERIALS" as used herein shall mean the first version of the following items and all subsequent POINT RELEASES, UPDATES, VERSION RELEASES and enhancements thereof: (a) one copy of the source code of SOFTWARE PRODUCTS in machine-readable form, and (b) one copy of all development tools, editors and compilers normally supplied by VOICETEK in making use of source code of the SOFTWARE PRODUCTS, and (c) any documentation describing source code of SOFTWARE PRODUCTS normally supplied by VOICETEK in making use of source code of SOFTWARE PRODUCTS.

1.41 "SPECIFICATIONS" as used herein shall mean the most current version of the document or documents published by VOICETEK and applicable to PRODUCTS that define the applicable PRODUCTS including, but not limited to, materials, dimensions, quality performance criteria, Mean Time Between Failures (MTBF), SYSTEM architecture, physical configuration, product capabilities, functionality, functional parameters, performance standards, operating characteristics and compliance with corresponding commercial and regulatory requirements.

1.42 "STANDARD HARDWARE PRODUCT" or "STANDARD HARDWARE PRODUCTS" as used herein shall mean HARDWARE as enumerated in the PRICE LIST and/or Schedule D and/or Schedule E which are the same products VOICETEK sells to its general customer base and which products have not been modified by VOICETEK in any unique and/or specific manner to suit any NTI customer or specific group of NTI customers.


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1.43  "STANDARD PRODUCT" or "STANDARD PRODUCTS" as used herein shall mean either
      STANDARD HARDWARE PRODUCTS or STANDARD SOFTWARE PRODUCTS or both, as the context requires.

1.44 "STANDARD SOFTWARE PRODUCT" or "STANDARD SOFTWARE PRODUCTS" as used herein shall mean software and USER DOCUMENTATION as enumerated in the PRICE LIST and/or Schedule D and/or Schedule E which are the same products VOICETEK sells to its general customer base and which products have not been modified by VOICETEK in any unique and/or specific manner to suit any NTI customer or specific group of NTI customers.

1.45 "SUPPORT ORGANIZATION" as used herein shall mean the identified NTI or NORTHERN TELECOM COMPANY or MANUFACTURING LICENSEE whose primary contact persons are authorized to contact VOICETEK for warranty service during the WARRANTY PERIOD or for RESELLER SUPPORT SERVICES thereafter, as the case may be.

1.46 "SYSTEM" or "SYSTEMS" as used herein shall mean any combination of PRODUCTS, USER DOCUMENTATION and/or MODIFIED USER DOCUMENTATION together required to assemble, (load in the case of software), install and operate as fully functional interactive voice response product(s).

1.47 "TERM" as used herein shall mean the three (3) year period from and after the EFFECTIVE DATE.

1.48 "TRAINING MATERIALS" as used herein shall mean available course materials such as instructor's notes, presentation materials, binders, slides, videos and software examples, but not including equipment or HARDWARE.

1.49 "TRAINING PROGRAM" or "TRAINING PROGRAMS" as used herein shall mean the VOICETEK-supplied instruction courses covering the subjects of, but not limited to, Administration, Applications Development and Installation and Maintenance.

1.50 "UPDATE" or "UPDATES" as used herein shall mean a release included as part of the applicable cost of RESELLER SUPPORT SERVICES and supplied by VOICETEK to NTI, NORTHERN TELECOM COMPANIES or MANUFACTURING LICENSEES of SOFTWARE PRODUCTS in which minor new functionality has been added in addition to the normal complement of bug fixes supplied, an example of which would be a change from 3.x to 3.y.

1.51 "USER DOCUMENTATION" as used herein shall mean VOICETEK's user manuals, technical manuals, release notes including advisements for PRODUCTS, installation and operation, promotional materials and other data and documentation describing the use of PRODUCTS normally supplied to customers of VOICETEK.

1.52 "VERSION RELEASE" or "VERSION RELEASES" as used herein shall mean a release of SOFTWARE PRODUCTS that is not included in the scope of RESELLER SUPPORT SERVICES in which major new functionality has been added in addition to any complement of bug fixes supplied, an example of which would be a release from 3.x to 4.x, and for which NTI or NORTHERN TELECOM COMPANIES or MANUFACTURING LICENSEES would be expected to pay a fee in addition to the requisite annual fee for RESELLER SUPPORT SERVICES.

1.53 "VOICE RESPONSE UNIT" or "VOICE RESPONSE UNITS" as used herein shall mean the computing platform used to execute VRS.

1.54 "VRS" as used herein shall mean the voice response server software, also known as TSP, developed and owned by VOICETEK and executable on VOICE RESPONSE UNITS whether supplied by NTI or VOICETEK.

1.55 "WARRANTY PERIOD" as used herein shall mean fifteen (15) months in the case of SOFTWARE PRODUCTS and twelve (12) months in the case of HARDWARE PRODUCTS beginning on the date of receipt thereof (in the case of SOFTWARE PRODUCTS duplicated by NTI on the date of receipt of gold standard master) by NTI, NORTHERN TELECOM COMPANIES, or MANUFACTURING LICENSEES.


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1.56  "WARRANTY REPAIR PERIOD" as used herein shall mean ten (10) calendar days which shall commence on the date that VOICETEK receives HARDWARE PRODUCTS which do not conform to the warranty set forth in Section 11.1 at VOICETEK's repair facility in Chelmsford, Massachusetts, except that in the case of HARDWARE PRODUCTS destined for locations outside of the United States and Canada, the understanding is that the repaired or replaced item will have been shipped but not necessarily received by a NORTHERN TELECOM COMPANY or a MANUFACTURING LICENSEE within the ten (10) day period as stated herein due to potential extended transit time for shipments outside of North America and which actual transit time would be the shortest period of time available from the carrier designated by NTI, NORTHERN TELECOM COMPANIES or MANUFACTURING LICENSEES.

                      ARTICLE II - WARRANTIES OF OWNERSHIP

2.1 VOICETEK warrants that it has developed, it is the owner of, and/or it possesses all necessary rights to market the use of STANDARD SOFTWARE PRODUCTS and owns and/or has the right to use as of the EFFECTIVE DATE certain MARKS and VOICETEK's goodwill of the businesses symbolized thereby.

2.2 VOICETEK warrants and represents that STANDARD SOFTWARE PRODUCTS, or any substantial portions thereof, have not been published or otherwise made available to third parties without appropriate copyright and/or other proprietary notices to preserve VOICETEK's ownership and proprietary or licensed rights therein.

2.3 VOICETEK warrants that it is either the owner, or is otherwise in possession of sufficient licensed rights pertaining to any portion of the proprietary and intellectual property rights owned by third parties, of all proprietary and intellectual property rights in and to all STANDARD HARDWARE PRODUCTS. VOICETEK further warrants that title to all STANDARD HARDWARE PRODUCTS shipped to NTI and/or NORTHERN TELECOM COMPANIES and/or MANUFACTURING LICENSEES pursuant to the AGREEMENT shall pass to NTI or a NORTHERN TELECOM COMPANY or a MANUFACTURING LICENSEE, as the case may be, free and clear of any liens, charges, encumbrances, restrictions or rights created in, by or against the STANDARD HARDWARE PRODUCTS or against VOICETEK, except any intellectual property rights of VOICETEK and/or one or more of VOICETEK's licensors in the STANDARD HARDWARE PRODUCTS, if any. Without investigating the nature and scope of any intellectual property rights that may exist in or to the STANDARD HARDWARE PRODUCTS, the parties agree that NTI undertakes no obligation to protect any such intellectual property rights as may be claimed by VOICETEK and/or one or more of VOICETEK's licensors in the STANDARD HARDWARE PRODUCTS in connection with purchase and sale of STANDARD HARDWARE PRODUCTS pursuant to the AGREEMENT.

2.4 VOICETEK warrants that USER DOCUMENTATION or any substantial portions thereof, have not been published or otherwise made available to third parties without appropriate copyright and/or other proprietary notices to preserve VOICETEK's ownership and proprietary or licensed rights therein.

2.5 VOICETEK warrants and represents that no prior license or other agreement is violated by or is inconsistent with the terms and conditions of the AGREEMENT.

                   ARTICLE III - GRANT OF NONEXCLUSIVE RIGHTS

3.1 In accordance with and subject to the terms and conditions of the AGREEMENT, VOICETEK hereby grants to NTI the nonexclusive right:

      (a) to market and distribute STANDARD HARDWARE PRODUCTS and to market and sublicense STANDARD SOFTWARE PRODUCTS only in object form and/or USER DOCUMENTATION under the MARKS respectively applicable, if any, or, at NTI's option, under NTI's trademarks and/or trade dress, directly or indirectly, as components of a Northern Telecom-manufactured application to AUTHORIZED DISTRIBUTORS and/or


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           end-user customers in the AUTHORIZED TERRITORY, and to grant these same rights to MANUFACTURING LICENSEES.

      (b) to use, adapt, merge, copy and incorporate, as necessary, the STANDARD SOFTWARE PRODUCTS, or portions thereof, as a part of a Northern Telecom-manufactured application, and to grant these same rights to MANUFACTURING LICENSEES. The right to reproduce copies of STANDARD SOFTWARE PRODUCTS, or portions thereof, shall include the right to have such reproduction performed by another party on NTI's behalf, provided such party has signed a substantially unmodified version of NTI's Reproduction Services Agreement, a copy of which is attached hereto as Schedule G and is by this reference made a part hereof.

      (c) to use, modify, translate, reproduce and distribute, either directly, or through AUTHORIZED DISTRIBUTORS to customers in the AUTHORIZED TERRITORY, and to use, translate and reproduce for internal use, copies of the USER DOCUMENTATION delivered to NTI under the AGREEMENT and to grant all of these same rights to MANUFACTURING LICENSEES. The right to reproduce copies of USER DOCUMENTATION shall include the right to have such reproduction performed by another party on NTI's behalf, provided such party has signed a substantially unmodified version of NTI's Reproduction Services Agreement.

      (d) to manufacture and distribute copies of POINT RELEASES, UPDATES and VERSION RELEASES [for STANDARD SOFTWARE PRODUCTS only] either directly or indirectly, to end-user customers in the AUTHORIZED TERRITORY.

      (e) to purchase HARDWARE not manufactured by VOICETEK (an example of which is Dialogic-manufactured circuit pack assemblies), direct from VOICETEK's external supplier(s) for installation and use in VOICETEK-supplied components without such direct purchase, sale, distribution and installation by NTI or NTI's qualified technicians of such HARDWARE not manufactured by VOICETEK voiding and/or negatively affecting in any way the warranties granted to NTI, NORTHERN TELECOM COMPANIES or MANUFACTURING LICENSEES elsewhere in the AGREEMENT.

      (f) to brand SIGNATURES for any HARDWARE purchased under the rights granted to NTI under subsection (e) above at NTI's option and at no additional cost to NTI, NORTHERN TELECOM COMPANIES and MANUFACTURING LICENSEES and to have such branding of SIGNATURES not void and/or negatively affect in any way the warranties granted to NTI elsewhere in the AGREEMENT.

                     ARTICLE IV - GRANT OF EXCLUSIVE RIGHTS

4.1 In accordance with and subject to the terms and conditions of the AGREEMENT, VOICETEK hereby grants to NTI the exclusive right:

      (a) to market and distribute MODIFIED HARDWARE PRODUCTS and to market and sublicense MODIFIED SOFTWARE PRODUCTS only in object form and/or MODIFIED USER DOCUMENTATION under NTI's trademarks and/or trade dress, directly or indirectly, as components of a Northern Telecom application to AUTHORIZED DISTRIBUTORS and/or end-user customers in the AUTHORIZED TERRITORY, and to grant these same rights to MANUFACTURING LICENSEES.

      (b) to use, adapt, merge, copy and incorporate, as necessary, the MODIFIED SOFTWARE PRODUCTS, or portions thereof, as a part of a Northern Telecom application, and to grant these same rights to MANUFACTURING LICENSEES. The right to reproduce copies of MODIFIED SOFTWARE PRODUCTS shall include the right to have such reproduction performed by another party on NTI's behalf, provided such party has signed a substantially unmodified version of NTI's Reproduction Services Agreement.

      (c) to use, modify, translate, reproduce and distribute, either directly, or through AUTHORIZED DISTRIBUTORS to customers in the AUTHORIZED TERRITORY, and to


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           use, translate and reproduce for internal use, copies of the MODIFIED
           USER DOCUMENTATION and to grant all of these same rights to MANUFACTURING LICENSEES. The right to reproduce copies of MODIFIED USER DOCUMENTATION shall include the right to have such reproduction performed by another party on NTI's behalf, provided such party has signed a substantially unmodified version of NTI's Reproduction Services Agreement.

      (d) to manufacture and distribute copies of POINT RELEASES, UPDATES and VERSION RELEASES [for MODIFIED SOFTWARE PRODUCTS only], either directly or indirectly, to end-user customers in the AUTHORIZED TERRITORY.

                    ARTICLE V - DISTRIBUTION AND SUBLICENSING

5.1 Subject to the terms and conditions set forth herein, VOICETEK agrees to sell [or license, in the case of SOFTWARE PRODUCTS] and NTI shall have the right to purchase or otherwise procure, as the case may be, PRODUCTS at the license fees and/or prices set forth in Schedule B, Schedule D or Schedule E, as the case may be, during the TERM.

5.2 Except as may otherwise be required by VOICETEK's agreements with its suppliers of STANDARD PRODUCTS, NTI reserves the right to market and distribute HARDWARE PRODUCTS and to market and sublicense SOFTWARE PRODUCTS in object form under its own trademarks, service marks and/or trade dress associated with the various Northern Telecom applications into which such PRODUCTS are incorporated. NTI and/or NORTHERN TELECOM COMPANIES and/or MANUFACTURING LICENSEES may request that a Northern Telecom logo or other form of trade dress be placed on MODIFIED PRODUCTS by NTI or a NORTHERN TELECOM COMPANY or MANUFACTURING LICENSEE itself or by VOICETEK. Regardless of which party places a Northern Telecom logo or other form of trade dress on MODIFIED PRODUCTS, it is the understanding of the parties that any MODIFIED PRODUCTS provided with a warranty pursuant to the AGREEMENT shall carry the same warranty from VOICETEK whether or not Northern Telecom logos and/or trade dress are applied thereto.

5.3 If NTI or any NORTHERN TELECOM COMPANY, MANUFACTURING LICENSEE OR AUTHORIZED DISTRIBUTOR desires to distribute the PRODUCTS in object form in countries outside of the AUTHORIZED TERRITORY, NTI shall first submit the name of such country or countries to VOICETEK for VOICETEK's prior written approval, which approval shall not be unreasonably withheld. In the event a particular country is not approved by VOICETEK, the parties shall arrange to discuss the merits of proceeding with the proposed distribution in such country and the reservations and/or objections of VOICETEK in an effort to reach a mutually satisfactory resolution.

5.4 NTI understands and agrees that the PRODUCTS, and any copies thereof acquired or reproduced hereunder, and any direct product thereof, are subject to the export control laws and regulations of the United States, and any amendments thereof. NTI hereby assures (and shall require any NORTHERN TELECOM COMPANIES and/or MANUFACTURING LICENSEES and/or AUTHORIZED DISTRIBUTORS receiving rights directly or indirectly from NTI hereunder) VOICETEK that it does not intend to and will not knowingly, without the prior written consent, if required, of the Office of Export Licensing of the U.S. Department of Commerce, P.O. Box 273, Washington, D.C. 20230, transmit directly or indirectly:

      (i) PRODUCTS and/or technical information provided in relation to PRODUCTS; or

      (ii) any immediate products (including processes and services) produced directly by the use of PRODUCTS and/or associated technical information;

      to (1) Afghanistan, The Federal Republic of Yugoslavia (Serbia and Montenegro), Haiti, Iraq, the People's Republic of China or any Group Q, S, W, Y or Z country specified in Supplement No. 1 to Part 370 of the Export Administration Regulations issued by the U.S. Department of Commerce or (2) any citizen or resident of the foregoing countries. Country Groups Q, S, W, Y and Z currently include the following: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Cambodia, Cuba, the Czech Republic, Estonia, Laos, Latvia, Libya, Lithuania, Mongolia, North Korea, Poland, Romania,

      Russia, Tajikistan, Turkmenistan, Ukraine, Uzbekistan and Vietnam. NTI further assures VOICETEK that it will not transmit, sell, convey or transfer any PRODUCTS or any other commodities or technical information received under or in connection with the AGREEMENT to any individuals or entities listed in the Table of Denial orders as published in Supplement Nos. 1 and 2 to Part 788 of the above-referenced regulations.

5.5 NTI and all NORTHERN TELECOM COMPANIES and MANUFACTURING LICENSEES agree to reproduce, upon each copy of the SOFTWARE PRODUCTS in object form and the USER DOCUMENTATION and MODIFIED USER DOCUMENTATION, respectively, made, the copyright notice attributing ownership of the copyright rights therein as delivered to NTI under Article VII of the AGREEMENT. In the event that NTI and/or a NORTHERN TELECOM COMPANY and/or a MANUFACTURING LICENSEE creates modifications to the USER DOCUMENTATION, NTI and/or such NORTHERN TELECOM COMPANY and/or such MANUFACTURING LICENSEE shall have the right to include its own copyright notice therewith in addition to VOICETEK's or VOICETEK's suppliers' copyright notice, if any, which VOICETEK requires to be used under the terms of this Section 5.5.

5.6 For SOFTWARE PRODUCTS in object form which NTI distributes either (i) directly to end-user customers, or (ii) indirectly through NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES and through AUTHORIZED DISTRIBUTORS, NTI shall, as appropriate, require every such end-user customer to execute or contractually impose upon such NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES and AUTHORIZED DISTRIBUTORS the obligation to distribute SOFTWARE PRODUCTS to their end-user customers under the software agreement (or an agreement in which such language is contained) that NTI uses in distributing NTI's own proprietary software applications, as set forth in Schedule H, which is attached hereto and is by this reference made a part of the AGREEMENT. Any MANUFACTURING LICENSEE receiving rights through NTI pursuant to Section 3.1 and Section 4.1 shall be bound in a written sublicense by terms and conditions no less stringent than those applicable to NTI herein.

5.7 The parties understand and acknowledge that NTI may elect to license the SOFTWARE PRODUCTS to United States government customers. In order to obviate the unintentional grant of rights to such customers pursuant to existing federal regulations, the parties hereby agree that the following legend shall appear on copies of the SOFTWARE PRODUCTS distributed to United States government customers:

            RESTRICTED RIGHTS LEGEND

            Use, duplication, or disclosure by the U.S. Government is subject to restrictions as set forth in subdivision (c)(1) of FAR 52.227-19 or
            (c)(1)(ii) of DFAR 52.227-7013.

            Northern Telecom Inc., 2305 Mission College Blvd., Dept. 0521, Santa Clara, CA 95054-1591.

5.8 NTI, and any NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES and AUTHORIZED DISTRIBUTORS receiving rights to the SOFTWARE PRODUCTS directly or indirectly from NTI, may transfer rights to use copies of the SOFTWARE PRODUCTS in object form to their customers for any fee which NTI, and said NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES and AUTHORIZED DISTRIBUTORS individually deem appropriate.

5.9 VOICETEK hereby grants to NORTHERN TELECOM COMPANIES the same scope of rights as are granted by VOICETEK to NTI in the AGREEMENT, subject to such NORTHERN TELECOM COMPANIES being bound in a written sublicense by NTI to terms and conditions equivalent to those set forth in the AGREEMENT or by manifesting their consent to abide by the terms and conditions of the AGREEMENT in a signed writing directed to VOICETEK referencing the name, date and parties to the AGREEMENT. Any MANUFACTURING LICENSEES receiving rights through NTI pursuant to Section 5.2 and Section 5.3 or through a NORTHERN TELECOM COMPANY pursuant to this Section 5.9 and/or Section 3.1 and/or Section 4.1 shall also be bound in a written sublicense by terms and conditions no less stringent than those applicable to

      NTI herein. A grant of rights by NTI or a NORTHERN TELECOM COMPANY to a MANUFACTURING LICENSEE shall not relieve NTI or such NORTHERN TELECOM COMPANY of its obligations under the AGREEMENT.

5.10 Except as provided herein, VOICETEK reserves all rights, title and interest in and to the SOFTWARE PRODUCTS, including the underlying ideas, inventions, processes and data embodied in the SOFTWARE PRODUCTS, and NTI acknowledges that no rights, title or interest in or to the SOFTWARE PRODUCTS is granted under the AGREEMENT other than the specified limited rights set forth in Articles III and IV, which, subject to Section 18.4, shall continue only so long as the AGREEMENT remains in effect.

                               ARTICLE VI - MARKS

6.1 VOICETEK warrants that it owns and/or has the right to use, as of the EFFECTIVE DATE, certain MARKS and VOICETEK's and/or VOICETEK's suppliers' goodwill of the businesses symbolized thereby.

6.2 VOICETEK hereby grants to NTI the nonexclusive right during the TERM to use for itself, and to grant directly or indirectly to NORTHERN TELECOM COMPANIES and AUTHORIZED DISTRIBUTORS, the right to use the MARKS listed in Schedule C of the AGREEMENT in association with the advertising and distribution of PRODUCTS in the AUTHORIZED TERRITORY subject to VOICETEK quality control review. Upon the request of VOICETEK, NTI, a NORTHERN TELECOM COMPANY or an AUTHORIZED DISTRIBUTOR shall deliver to VOICETEK any media containing the MARKS to be used by NTI or a NORTHERN TELECOM COMPANY or an AUTHORIZED DISTRIBUTOR, as the case may be, in advertising or promotional materials. NTI, NORTHERN TELECOM COMPANIES and AUTHORIZED DISTRIBUTORS shall abide by any and all guidelines promulgated by VOICETEK regarding use of the MARKS in such advertising and promotions. VOICETEK may advise NTI or a NORTHERN TELECOM COMPANY or an AUTHORIZED DISTRIBUTOR of any corrections or modifications to such use of the MARKS, and NTI or the NORTHERN TELECOM COMPANY or the AUTHORIZED DISTRIBUTOR shall effect such changes within a reasonable period of time. NTI, NORTHERN TELECOM COMPANIES and AUTHORIZED DISTRIBUTORS shall at least once in the most prominent first usage of the MARKS, cause "TM" to be placed adjacent to the MARKS on all advertising, marketing and other promotional material and, when so instructed by VOICETEK, shall cause "(R)" to replace "TM" within a reasonable period of time.

6.3 NTI and NORTHERN TELECOM COMPANIES hereby acknowledge and agree that nothing herein gives them any right, title or interest in the MARKS and that, upon termination of the AGREEMENT by expiration or for any other reason, NTI, NORTHERN TELECOM COMPANIES and AUTHORIZED DISTRIBUTORS shall no longer use the MARKS in advertising or in any other manner. NTI, NORTHERN TELECOM COMPANIES and AUTHORIZED DISTRIBUTORS shall not challenge the validity of VOICETEK's ownership of or right to use any of the MARKS, nor otherwise impair the interest of VOICETEK in the MARKS. NTI, NORTHERN TELECOM COMPANIES and AUTHORIZED DISTRIBUTORS shall not use any MARK which is confusingly similar to, or a colorable imitation of, any MARK.

6.4 In the event NTI and/or NORTHERN TELECOM COMPANIES discover apparent infringing activity involving the MARKS by third parties, then NTI, NORTHERN TELECOM COMPANIES and/or MANUFACTURING LICENSEES, as the case may be, shall promptly notify VOICETEK of such apparent infringing activity.

                       ARTICLE VII - ORDERING AND DELIVERY

7.1 With one exception, NTI may, but shall not be obligated to, issue ORDERS during the TERM. Regardless of other considerations, NTI shall issue an ORDER for RESELLER SUPPORT SERVICES as specifically enumerated in paragraph 1 of Schedule F no later than GENERAL AVAILABILITY. ORDERS may also be issued directly by one or more NORTHERN TELECOM COMPANIES that have been sublicensed by NTI pursuant to the terms of Section 5.9 of the AGREEMENT. In the event NTI provides VOICETEK with a forecast or estimate of the quantity that may be ordered, whether set forth in Schedule B or otherwise, VOICETEK acknowledges that NTI shall not be obligated to submit an ORDER for any portion of such forecast or estimate.

7.2 VOICETEK shall accept any ORDER issued by NTI, provided such ORDER is consistent with the AGREEMENT. The AGREEMENT shall continue to apply to any ORDER issued during the TERM until all obligations herein are performed. The terms and conditions of the AGREEMENT shall supersede any preprinted terms and conditions appearing on any purchase order form used by NTI and/or any NORTHERN TELECOM COMPANY and/or MANUFACTURING LICENSEE.

7.3 An ORDER shall reference the AGREEMENT and shall set forth a description of the following: (a) PRODUCTS and/or TRAINING MATERIALS and/or TRAINING PROGRAMS ordered, (b) price, (c) DELIVERY LOCATION, (d) the location where the invoice shall be rendered for payment, (e) method of shipment, (f) quantity and (g) SHIPMENT DATE.

7.4 Within two (2) business days of the date of VOICETEK's receipt of an ORDER or an ORDER RELEASE or a modification by NTI to ORDERS or ORDER RELEASES, VOICETEK shall either provide verbal confirmation of the SHIPMENT DATE or propose an alternate SHIPMENT DATE. Any verbal confirmations issued by VOICETEK pursuant to this Section 7.4 shall be followed up by a written or electronic acknowledgment within ten (10) calendar days of the date of VOICETEK's receipt of such ORDER or ORDER RELEASE and/or modifications thereto. If VOICETEK fails to respond, it shall be deemed to have agreed to the SHIPMENT DATE and/or modification(s) set forth by NTI. If VOICETEK proposes an alternate SHIPMENT DATE, then NTI shall within two (2) business days of its receipt of notice of such alternate SHIPMENT DATE notify VOICETEK that either such alternate SHIPMENT DATE is acceptable or that such ORDER or ORDER RELEASE is canceled. Notwithstanding the above, VOICETEK shall comply with any SHIPMENT DATE specified by NTI which is to occur on or after the end of the MAXIMUM DELIVERY PERIOD.

7.5 An ORDER or an ORDER RELEASE may not be delivered in partial shipments unless otherwise specified by NTI. In the event VOICETEK fails to ship (or present in the case of TRAINING PROGRAMS) PRODUCTS and/or TRAINING MATERIALS and/or TRAINING PROGRAMS by the SHIPMENT DATE, NTI may cancel, without charge, the ORDER or ORDER RELEASE, as the case may be, or applicable portion thereof, seven (7) calendar days following the SHIPMENT DATE therefor.

7.6 Except as provided in Subsection 7.6.1 below, NTI may, without charge, postpone the SHIPMENT DATE for an ORDER or an ORDER RELEASE at any time during the RESCHEDULING PERIOD applicable to such ORDER or ORDER RELEASE. If NTI cancels an ORDER or an ORDER RELEASE during the CANCELLATION PERIOD for such ORDER or ORDER RELEASE there shall be no charge to NTI, except as provided in Subsection 7.6.1 below. No cancellations shall occur after a CANCELLATION PERIOD unless mutually agreed upon by the parties.

      7.6.1 The following PRODUCTS are excepted out from the rescheduling and cancellation rights afforded to NTI in Section 7.6:

           Order Code             Product Description
           ----------             -------------------

           HL-5250-HW-S           5250 Synchronous Interface (SSI HW & SW)
           HL-5250-HW-TR          5250 Token Ring Interface (SSI HW & SW)
           HL-3270-HW-S           3270 Synchronous Interface (SSI HW & SW)
           HL-3270-HW-TR          3270 Token Ring Interface (SSI HW & SW)
           HCOM-SC08-VT100        VT100 for 8 ports on the PC
           HCOM-SC016-VT100       VT100 for 16 ports on the PC
           HCOM-SC032-VT100       VT100 for 32 ports on the PC
           17-852066-02           2 Channel Fax Option
           17-852066-01           4 Channel Fax Option
           17-852066-00           8 Channel Fax Option
           17-852062-00           DMX Option
           PMT-000-NT             Notch Filter

            Order Code            Product Description
            ----------            -------------------

            TTS-04-LH             TTS 4-port Assembly
            17-852072-00          Audio Interface Unit
            PT-30-E1              E1 Interface Card (Aculab)

            Also, single orders for 15 or more Rackmount units or 30 or more Tower units will not be candidates for unlimited rescheduling or cancellation without charge.

7.7 During the RESCHEDULING PERIOD NTI may modify ORDERS and/or ORDER RELEASES and VOICETEK shall confirm such ORDERS and/or ORDER RELEASES at the prices set forth in the AGREEMENT.

7.8 Upon providing VOICETEK at least thirty (30) days notice prior to the end of the TERM, NTI shall have the right to extend the TERM for the OPTION PERIOD, in which event NTI and VOICETEK shall have the rights and obligations in the AGREEMENT during the OPTION PERIOD, including, without limitation, NTI's right to purchase at the prices and applicable discount levels set forth or incorporated by reference, as the case may be, in Schedules B, D, E and/or G, the last of which is attached hereto and is by this reference made a part of the AGREEMENT.

7.9 Except in the case of a change for health or safety reasons, VOICETEK shall notify NTI at least one hundred twenty (120) days prior to implementing any change which affects the form, fit or function of any STANDARD PRODUCTS. Changes which do not affect form, fit or function, and changes made to HARDWARE PRODUCTS for health or safety reasons may be implemented at any time. In the event a change to HARDWARE PRODUCTS is made for health or safety reasons, VOICETEK shall retrofit NTI's existing inventory of such HARDWARE PRODUCTS purchased from VOICETEK, free of charge, with such retrofit being limited to the replacement of the specific item that is deemed to be the cause of the retrofit. Unless a change is designed by VOICETEK to eliminate or reduce a safety or health hazard, NTI, at its option, may issue ORDERS or ORDER RELEASES under the terms and conditions of the AGREEMENT for such PRODUCTS as they existed prior to the change in form, fit or function, for a period of at least one hundred eighty (180) days following the date of NTI's receipt of VOICETEK's change notification.

                 ARTICLE VIII - PRICE, PAYMENT AND RISK OF LOSS

8.1 Prices for PRODUCTS, RESELLER SUPPORT SERVICES, TRAINING MATERIALS and TRAINING PROGRAMS, respectively, purchased and/or licensed hereunder shall be list price according to the then current PRICE LIST or the prices set forth in Schedule E, as the case may be, less the current discount level where applicable as established in Schedule 1, which is attached hereto and is by this reference made a part of the AGREEMENT.

8.2 Special pricing for PRODUCTS, RESELLER SUPPORT SERVICES, TRAINING MATERIALS and TRAINING PROGRAMS, respectively, purchased and/or licensed hereunder which may or may not be included in the then current PRICE LIST shall be as indicated in Schedule E.

8.3 Prices for SYSTEMS, RESELLER SUPPORT SERVICES, TRAINING MATERIALS and TRAINING PROGRAMS, respectively, for internal use by NTI, NORTHERN TELECOM COMPANIES or MANUFACTURING LICENSEES shall be as set forth in Schedule D and shall be applicable only up to a total quantity of twenty-five (25) SYSTEMS. The allocation of SYSTEMS for internal use by NTI, NORTHERN TELECOM COMPANIES and/or MANUFACTURING LICENSEES shall be as directed by the NTI contact designated in Section 26.2.

8.4   Subject to any applicable discount as enumerated in Schedule 1, prices for
      (i) products and/or services, and (ii) right-to-use fees not enumerated in Schedule B, Schedule D and/or Schedule E shall be as mutually agreed upon by the parties prior to the time NTI issues ORDERS and/or ORDER RELEASES therefor.

8.5 Prices and license fees set forth in Schedules B, D, and/or E or otherwise agreed upon pursuant to Section 8.4 are (a) in U.S. dollars and shall apply during the TERM; (b) exclusive of any applicable excise and sales taxes now existing or hereafter imposed by any applicable taxing authority; (c) exclusive of the transportation charges and duty applicable between the SHIPPING LOCATION and the DELIVERY LOCATION; and (d) inclusive of all other taxes, transportation charges, duties and charges for packaging and handling. Such taxes, transportation charges and duty for which NTI is liable shall be separately stated on the invoice. VOICETEK agrees not to assess any applicable excise or sales tax where NTI furnishes VOICETEK a tax exemption certificate, a certificate of authority, a direct pay permit and/or any equivalent acceptable to the applicable taxing authority.

8.6 VOICETEK may issue invoices to NTI, NORTHERN TELECOM COMPANIES and MANUFACTURING LICENSEES, respectively, issuing ORDERS and/or ORDER RELEASES for PRODUCTS and/or TRAINING MATERIALS upon consignment to the carrier designated by NTI for such PRODUCTS and/or TRAINING MATERIALS. [*]

8.7 VOICETEK may issue invoices to NTI, NORTHERN TELECOM COMPANIES or MANUFACTURING LICENSEES, respectively, issuing ORDERS and/or ORDER RELEASES for RESELLER SUPPORT SERVICES and/or TRAINING PROGRAMS at the beginning of an ANNUAL SUPPORT SERVICES PERIOD and, in the case of TRAINING PROGRAMS, upon presentation of such TRAINING PROGRAMS. [*]

8.8 For copies of SOFTWARE PRODUCTS manufactured by NTI, NORTHERN TELECOM COMPANIES and MANUFACTURING LICENSEES, respectively, VOICETEK shall, upon receipt of quarterly notices from a copying location, as set forth in
      Section 9.1, invoice such copying location for the total amount of per copy fees due, if any, for the period covered by the notice. Any MANUFACTURING LICENSEE copying location shall be required to report its activity to the NORTHERN TELECOM COMPANY by which it was sublicensed to make copies of SOFTWARE PRODUCTS in sufficient time to enable such NORTHERN TELECOM COMPANY to include the details of such activity in its quarterly notice to VOICETEK. [*]

                          ARTICLE IX - REPORTS; AUDITS

9.1 Within fifteen (15) calendar days after the end of each calendar quarter, each copying location will send to VOICETEK a written report summarizing its internal use and its external distribution of copies of the SOFTWARE PRODUCTS in object form manufactured under the AGREEMENT. Each quarterly report will specify:

      (a) The total number of copies of the SOFTWARE PRODUCTS by individual product in object form made and distributed during the reporting period by a copying location for any of the following purposes:

           - for internal use by NTI, or by NORTHERN TELECOM COMPANIES or MANUFACTURING LICENSEES granted manufacturing rights directly or indirectly by such copying location;

           -     for distribution by a copying location directly to end users;

            - for distribution by a copying location for further distribution by NORTHERN TELECOM COMPANIES, by MANUFACTURING LICENSEES or by AUTHORIZED DISTRIBUTORS to end users.

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

      (b) The total amount of license fees due to VOICETEK for the reporting period from the copying location submitting the report, which shall be determined by multiplying the total number of copies reported under Section 9.1 a) by the applicable license fee(s) referenced in
           Article VIII.

9.2 Upon VOICETEK's written request, NTI will, not more frequently than once during each twelve (12) month period of the AGREEMENT, cause an authorized representative of NTI to certify to VOICETEK the accuracy of the quarterly reporting of the number of copies of the SOFTWARE PRODUCTS in object form made by NTI, NORTHERN TELECOM COMPANIES and MANUFACTURING LICENSEES for distribution to customers or to internal use sites during such twelve
      (12) month period. Further, upon VOICETEK's written request, NTI will permit, at the end of each twelve (12) month period of the AGREEMENT, a mutually acceptable independent certified public accountant paid by VOICETEK to examine the necessary books and records of NTI to audit such quarterly reporting, provided such accountant shall undertake in writing with NTI to protect the confidentiality of the business data and records of NTI and to disclose to VOICETEK only the accuracy or inaccuracy of the reporting hereunder. In the event an audit reveals a discrepancy between what is properly due to VOICETEK and what has been reported and paid to VOICETEK, and such discrepancy results in a shortfall in the amounts paid to VOICETEK that is both (i) a minimum of twenty (20) units, and (ii) at least ten percent (10%) of the amount actually due to VOICETEK for the twelve (12) months covered by the audit, then in addition to full payment by NTI of such shortfall NTI shall reimburse VOICETEK for all reasonable and customary costs incurred by VOICETEK related to such audit.

9.3 For all MANUFACTURING LICENSEES that are authorized by NTI or a NORTHERN TELECOM COMPANY to make copies of the SOFTWARE PRODUCTS in object form, NTI shall either:

      (i) retain for itself, or require that the NORTHERN TELECOM COMPANY granting rights to a MANUFACTURING LICENSEE retain, the right to audit the books and records of any such MANUFACTURING LICENSEE; or

      (ii) require that the MANUFACTURING LICENSEE agree, in writing, to permit, upon the written request of VOICETEK to NTI, a mutually acceptable independent certified public accountant paid by NTI or such MANUFACTURING LICENSEE to examine the necessary books and records of any such MANUFACTURING LICENSEE, provided that such accountant shall undertake in writing to such MANUFACTURING LICENSEE to protect the confidentiality of the business data and records of such MANUFACTURING LICENSEE and to disclose to VOICETEK only the accuracy or inaccuracy of the reporting required hereunder. Where such audits are requested by VOICETEK, they shall be arranged through NTI.

      In no event shall the identities of any MANUFACTURING LICENSEE and/or end-users be disclosed to VOICETEK.

                    ARTICLE X - SOFTWARE PERFORMANCE WARRANTY

10.1 VOICETEK warrants that, during the WARRANTY PERIOD, SOFTWARE PRODUCTS, as delivered to NTI

      (i) will be compatible with and will operate in accordance with VOICETEK's then most current USER DOCUMENTATION delivered with SOFTWARE PRODUCTS for the then most recent release of SOFTWARE PRODUCTS, and

      (ii) to the best of VOICETEK's knowledge, shall be substantially free of CRITICAL PROBLEMS and SERIOUS PROBLEMS, and

      (iii) that the accompanying USER DOCUMENTATION shall be substantively complete and accurate.

10.2 During the WARRANTY PERIOD for SOFTWARE PRODUCTS, VOICETEK shall provide to NTI promptly, upon release by VOICETEK, a copy of all corresponding POINT RELEASES and UPDATES.

10.3 During the WARRANTY PERIOD, VOICETEK shall provide unlimited telephone support between the hours of 8:00 a.m. and 6:00 p.m. Monday through Friday (EDT or EST, as applicable) to the SUPPORT ORGANIZATION for SOFTWARE PRODUCTS. VOICETEK's telephone "hotline" shall be staffed by technical personnel with a detailed, working knowledge of the PRODUCTS. VOICETEK shall make all reasonable efforts to have each call made on the "hotline" returned by a qualified technical expert possessing the ability to discuss the details of problems as follows:

              (a)  CRITICAL PROBLEMS  =   less than 30 minutes;

              (b)  SERIOUS PROBLEMS   =   less than 2 hours;

              (c)  MINOR PROBLEMS     =   less than 2 days;

      VOICETEK shall issue a call number to each problem reported by NTI. A bug report must contain sufficient information, on machine readable media if possible, for VOICETEK to reproduce the bug on VOICETEK premises. As a follow-up to any bug reports the SUPPORT ORGANIZATION may issue verbally to VOICETEK through the telephone "hotline," the SUPPORT ORGANIZATION shall provide such bug report details in writing to VOICETEK in a timely manner. VOICETEK's telephone "hotline' support shall be available for unlimited use by the SUPPORT ORGANIZATION for the PRODUCTS during the WARRANTY PERIOD.

10.4 Upon receiving notice from NTI of a bug or error in any SOFTWARE PRODUCTS during the WARRANTY PERIOD therefor, VOICETEK shall verbally acknowledge receipt of such notice. A bug report must contain sufficient information, on machine-readable media if possible, for VOICETEK to reproduce the bug on VOICETEK premises. VOICETEK's acknowledgment shall contain a unique number identifying the particular bug or error for tracking purposes. VOICETEK shall provide NTI with a status on any bug or error logged for NTI, provided that NTI identifies the particular bug or error by the tracking number assigned to it by VOICETEK. NTI may make inquiries regarding the status of any bug or error logged for NTI either orally or in writing. VOICETEK shall provide NTI with a response (i) verbally via the SUPPORT ORGANIZATION, or (ii) in writing, by number, describing the closing resolution of the bug or error, including the projected date that the necessary fix will be released and the nature of any known workaround. Each bug or error logged for NTI shall remain open until closure notification is received by NTI.

10.5 Patches or workarounds, made to fix reliability or specific performance deficiencies not reported by NTI in SOFTWARE PRODUCTS, may be made by VOICETEK when required, and, upon request, shall be either delivered to NTI within fourteen (14) days or made available to NTI through electronic means or electronic bulletin board (BBS) (e.g. Compuserve, Internet), if requested. Each patch and/or workaround requires a written description of the problem that the patch and/or workaround addresses and the requisite installation procedure.

10.6 VOICETEK shall make all reasonable efforts to provide a workaround or resolution for SOFTWARE PRODUCTS and any associated changes to the accompanying USER DOCUMENTATION, or MODIFIED USER DOCUMENTATION as applicable according to the following schedule:

      (a) CRITICAL PROBLEMS - within twenty-four (24) hours of receipt of notice of existence from NTI;

      (b) SERIOUS PROBLEMS - within five (5) days of receipt of notice of existence from NTI;

      (c) MINOR PROBLEMS - fixed in the next POINT RELEASE or UPDATE issued by VOICETEK.

      The parties acknowledge and understand the potentially idiosyncratic nature of any bug or error in SOFTWARE PRODUCTS. Recognizing this, the turnaround times set forth previously in this

      Section 10.6 constitute targeted goals of warranty services to be provided by VOICETEK to NTI. Repetitive failure to meet these targeted goals, as implied by the language of Section 10.7, is required before NTI is entitled to pursue its remedies as set forth in Section 10.7 and/or
      Article XVIII of the AGREEMENT. Sporadic failures by VOICETEK to meet or beat these targeted turnaround times do not constitute a default on the AGREEMENT.

10.7 In the event that, while NTI is receiving services under Article X for any SOFTWARE PRODUCTS from VOICETEK during a WARRANTY PERIOD, VOICETEK repeatedly fails to perform its obligations (after written notice to VOICETEK to such effect and specification of the nature of such failures) or VOICETEK unilaterally decides to discontinue warranty support for one or more SOFTWARE PRODUCTS so as to seriously jeopardize the ability of NTI to support the use of SOFTWARE PRODUCTS by NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES, AUTHORIZED DISTRIBUTORS and/or end-user customers, then NTI shall have the right, after giving notice of its intentions to VOICETEK, to send one (1) or more qualified engineering personnel to VOICETEK's facilities, where such personnel shall have access to the source code form of the SOFTWARE PRODUCTS to which the failure to receive required warranty support pertains, the remaining SOURCE CODE MATERIALS related to such SOFTWARE PRODUCTS and the assistance of VOICETEK's engineering personnel in connection with such failure. VOICETEK's and NTI's engineering personnel shall have sixty (60) days from the date of arrival of the NTI engineering personnel to remedy the consequences of failure to receive the required warranty services from VOICETEK. Access to the source code form of any SOFTWARE PRODUCTS and the remaining SOURCE CODE MATERIALS related to such SOFTWARE PRODUCTS granted to NTI's engineering personnel pursuant to this Section 10.7 shall not include the right to retain any copies thereof upon leaving VOICETEK's facilities.

10.8 All notifications required pursuant to this Article X, except those sent pursuant to Section 10.7 shall be sent to NTI at the address set forth for other communications in Section 26.1.

10.9 VOICETEK has established a written formal escalation procedure, as set forth in Schedule J, which is attached hereto and is by this reference made a part of the AGREEMENT, that identifies contact persons and telephone numbers within VOICETEK's management that NTI may notify in the event VOICETEK personnel fail to:

      (a) provide a response within two (2) hours to a CRITICAL PROBLEM and/or a SERIOUS PROBLEM;

      (b) provide a workaround or resolution within twenty-four (24) hours to a CRITICAL PROBLEM;

      (c) deliver a workaround or resolution that fixes a SERIOUS PROBLEM within five (5) days.

10.10 The exclusive remedy of NTI or a NORTHERN TELECOM COMPANY and the sole measure of recoverable damage by NTI or a NORTHERN TELECOM COMPANY for breach of the performance warranty on SOFTWARE PRODUCTS is, in VOICETEK's sole discretion, to provide NTI with (i) instructions for curing such nonconformity, or (ii) updated versions of SOFTWARE PRODUCTS which are free of such nonconformity, or (iii) a functionally equivalent software package which is free of such nonconformity and which, following delivery, will be regarded as a particular STANDARD SOFTWARE PRODUCT and/or MODIFIED SOFTWARE PRODUCT under the AGREEMENT. In the event VOICETEK is unable to accomplish (i), (ii) and/or (iii) above, it shall accept a return of the SOFTWARE PRODUCTS in question and fully refund to NTI the license and/or sublicense fees paid therefor pursuant to Article VIII.

                   ARTICLE XI - HARDWARE PERFORMANCE WARRANTY

11.1 VOICETEK warrants to NTI (or a NORTHERN TELECOM COMPANY) that each unit of HARDWARE PRODUCTS as delivered by VOICETEK hereunder will, under normal use and service, be free from defects in materials and workmanship during the WARRANTY PERIOD and shall conform to the SPECIFICATIONS in effect on the SHIPMENT DATE. VOICETEK's sole obligation and NTI's sole remedy under this HARDWARE performance warranty are limited to the repair or replacement, at VOICETEK's option, of the defective HARDWARE PRODUCTS. VOICETEK's obligation and NTI's remedy under this Section 11.1 are conditioned upon:

      (a) VOICETEK's receipt of written notice of a defect in HARDWARE PRODUCTS from NTI within the WARRANTY PERIOD; and

      (b) the HARDWARE PRODUCTS not having been altered or repaired BY others without VOICETEK's written consent except in cases where NTI purchases hardware not manufactured BY VOICETEK direct from VOICETEK's suppliers) and such direct purchase and installation is undertaken by NTI or NTI's qualified technicians; and

      (c) the alleged defect not being the result of mishandling, improper servicing or improper operation (including use in conjunction with hardware electrically or mechanically incompatible).

      This warranty shall survive inspection, acceptance and payment.

11.2 VOICETEK warrants to NTI and/or NORTHERN TELECOM COMPANIES that all HARDWARE PRODUCTS shipped pursuant to the AGREEMENT will be manufactured and/or assembled from new and unused components.

11.3 No HARDWARE PRODUCTS shall be returned to VOICETEK without VOICETEK's authorization pursuant to an RMA issued by VOICETEK's designated repair coordinator. The costs and risk of loss associated with shipping defective HARDWARE PRODUCTS to VOICETEK's factory shall be borne by NTI, a NORTHERN TELECOM COMPANY or MANUFACTURING LICENSEE. Costs and risk of loss associated with returning repaired or replacement HARDWARE PRODUCTS to NTI or a NORTHERN TELECOM COMPANY or MANUFACTURING LICENSEE shall be borne by VOICETEK. VOICETEK shall return the repaired HARDWARE PRODUCTS or a replacement within the WARRANTY REPAIR PERIOD. In all cases, an RMA shall be issued within one (1) business day of a request therefor by NTI or a NORTHERN TELECOM COMPANY or MANUFACTURING LICENSEE.

11.4 In the event NTI or a NORTHERN TELECOM COMPANY or MANUFACTURING LICENSEE contacts VOICETEK and requests an RMA, and the defective HARDWARE PRODUCTS are circuit boards under warranty, VOICETEK shall upon request by NTI, NORTHERN TELECOM COMPANIES or MANUFACTURING LICENSEES ship replacement boards within twenty-four (24) hours to the requesting office of NTI or NORTHERN TELECOM COMPANIES or MANUFACTURING LICENSEES or AUTHORIZED DISTRIBUTORS, as the case may be. In the event the original boards are not received by VOICETEK within ten (10) calendar days, VOICETEK shall have the right to invoice the NTI, NORTHERN TELECOM COMPANY or MANUFACTURING LICENSEE location requesting the replacement boards.

                      ARTICLE XII - LIMITATION OF WARRANTY

12.1 EXCEPT IN THE CASE OF WARRANTIES OF OWNERSHIP SET FORTH IN ARTICLE II, THE WARRANTIES SET FORTH IN ARTICLE X AND ARTICLE XI OF THE AGREEMENT ARE MADE TO AND FOR THE BENEFIT OF NTI ONLY, EXCEPT THAT VOICETEK ACKNOWLEDGES THAT NTI SHALL RELY UPON SUCH WARRANTIES IN PROVIDING WARRANTIES TO NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES, AUTHORIZED DISTRIBUTORS AND END-USER CUSTOMERS. SUCH WARRANTIES CONSTITUTE THE ONLY LIABILITIES OF VOICETEK FOR BREACH OF WARRANTY AND ARE IN LIEU OF ALL OTHER WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED IN REGARD TO STANDARD PRODUCTS AND/OR MODIFIED PRODUCTS, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WHICH ARE HEREBY DISCLAIMED BY VOICETEK AND EXCLUDED FROM THE AGREEMENT.

                    ARTICLE XIII - RESELLER SUPPORT SERVICES

13.1 Upon payment of the requisite annual fee by NTI, VOICETEK shall provide RESELLER SUPPORT SERVICES to NTI for an ANNUAL SUPPORT SERVICES PERIOD in accordance with the terms and conditions of the support program set forth in Schedule F. RESELLER SUPPORT SERVICES shall not include support for application development which is available at standard rates as described in the PRICE LIST.

13.2 In consideration of the provision of RESELLER SUPPORT SERVICES, NTI shall pay VOICETEK in accordance with the RESELLER SUPPORT SERVICES pricing structure set forth in Schedule F.

13.3 During an ANNUAL SUPPORT SERVICES PERIOD for which NTI has paid the requisite annual fee, VOICETEK shall provide RESELLER SUPPORT SERVICES with respect to the current VERSION RELEASE and for the last two (2) VERSION RELEASES immediately prior to the current one.

13.4 From time to time VOICETEK may develop corrections, enhancements and major improvements to SOFTWARE PRODUCTS. After the WARRANTY PERIOD has expired and in the event NTI does not request and pay for RESELLER SUPPORT SERVICES, then VOICETEK shall be under no obligation to issue any further POINT RELEASES and UPDATES to NTI. However, promptly upon issuance of any such POINT RELEASES and UPDATES by VOICETEK to any licensee holding a license similar in scope to the AGREEMENT, VOICETEK shall offer such POINT RELEASES and UPDATES to NTI.

13.5 Fees for POINT RELEASES and UPDATES shall be included in the annual fee paid by NTI for an ANNUAL SUPPORT SERVICES PERIOD, but in the event NTI has elected not to purchase RESELLER SUPPORT SERVICES, then the applicable fee for POINT RELEASES and UPDATES shall be as specified in Schedule B or as otherwise agreed upon in writing by VOICETEK and NTI. Each POINT RELEASE and UPDATE shall be regarded as the applicable SOFTWARE PRODUCT as denoted in the PRICE LIST or elsewhere, and shall upon release to NTI be subject to all of the terms and conditions of the AGREEMENT.

                            ARTICLE XIV - ACCEPTANCE

14.1 The acceptance of PRODUCTS is subject to inspection at the DELIVERY LOCATION and such acceptance shall be deemed to occur thirty (30) days after receipt of such PRODUCTS at the DELIVERY LOCATION unless NTI shall have provided VOICETEK with notice of nonacceptance within such period.

14.2 HARDWARE PRODUCTS will be inspected by NTI for major defects, with major defect being defined as (i) any functional failure, or (ii) a workmanship defect that is highly likely to cause infant mortality or significantly reduced product life, or (iii) a cosmetic or visual defect that is highly likely to cause the customer to request a replacement unit.

14.3 SOFTWARE PRODUCTS will be inspected by NTI for major defects, with major defects being defined as (i) SOFTWARE PRODUCTS missing labels, or (ii) SOFTWARE PRODUCTS with labels lacking accurate information as to the identity and POINT RELEASE, UPDATE or VERSION RELEASE contained therein, or (iii) defective media.

14.4 It any unit of PRODUCT does not conform to the requirements of an ORDER or an ORDER RELEASE or to the warranties set forth in Articles X and XI, as determined by NTI's inspection pursuant to the terms stated in Section
      14.2 and Section 14.3, the entire quantity delivered with such PRODUCT may be returned to VOICETEK at VOICETEK's expense, subject to failure verification by VOICETEK, unless the only defect found by NTI's inspection pursuant to the terms of Section 14.3 is a quantity of media with labels missing in which case NTI shall work with VOICETEK to obtain such label(s) without returning the entire quantity of PRODUCTS to VOICETEK. Payment shall neither be deemed to constitute acceptance nor be a waiver to NTI's right to cancel any ORDER or ORDER RELEASE.

            ARTICLE XV - INTELLECTUAL PROPERTY INFRINGEMENT INDEMNITY

15.1 VOICETEK shall defend, indemnify and hold NTI, NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES and AUTHORIZED DISTRIBUTORS receiving rights directly or indirectly (from NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES and/or AUTHORIZED DISTRIBUTORS) through NTI harmless from any and all claims, costs, expenses, damages or other liability, including reasonable and customary attorneys' fees, which is the result of patent, trademark or copyright infringement claims or claims based on misappropriation OF trade secret rights arising out of or relating to the use, copying or distribution of any of the SOFTWARE PRODUCTS in the AUTHORIZED TERRITORY or damages resulting from use of the MARKS in connection with such distribution in the AUTHORIZED TERRITORY. NTI, NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES and/or AUTHORIZED DISTRIBUTORS shall notify VOICETEK promptly, in writing, In the event of any such claim, and grant to VOICETEK the right, at VOICETEK's expense, to control the defense thereof, including the sole right to settle any such claim or suit on such terms as VOICETEK shall deem desirable. If the use, copying or distribution of any SOFTWARE PRODUCTS or use of the MARKS under which the SOFTWARE PRODUCTS are distributed is held to constitute an infringement and enjoined in one or more countries within the AUTHORIZED TERRITORY, VOICETEK shall, at its own expense and option, (i) procure for NTI, NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES and AUTHORIZED DISTRIBUTORS the right to continue using and distributing the allegedly infringing SOFTWARE PRODUCTS, or (ii) modify the allegedly infringing SOFTWARE PRODUCTS so that they become noninfringing, while maintaining to the extent possible the same form and function, or (iii) replace the allegedly infringing SOFTWARE PRODUCTS with noninfringing substitutes, while maintaining to the extent possible the same form and function, or
      (iv) arrange for the return of all allegedly infringing SOFTWARE PRODUCTS shipped to NTI, NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES and/or AUTHORIZED DISTRIBUTORS the total amount of license fees paid therefor plus all transportation and handling costs incurred for cooperating in the return effort.

      15.1.1 VOICETEK shall not have any liability to NTI under Section 15.1 for infringement and/or misappropriation, or claims thereof, that are based upon (i) the use of SOFTWARE PRODUCTS in combination with hardware and/or software furnished to NTI or a NORTHERN TELECOM COMPANY or a MANUFACTURING LICENSEE or an AUTHORIZED DISTRIBUTOR by a third party (unless approved by VOICETEK) if such infringement and/or misappropriation, or claim thereof, would have been avoided by the use of SOFTWARE PRODUCTS in combination with different hardware and/or software or, to the extent such use is possible, use of the SOFTWARE PRODUCTS without any combination, or (ii) the modification and/or enhancement of the SOFTWARE PRODUCTS by NTI, a NORTHERN TELECOM COMPANY, a MANUFACTURING LICENSEE, an AUTHORIZED DISTRIBUTOR or an end-user customer of any of the foregoing if such infringement and/or misappropriation, or claim thereof, would have been avoided by using the SOFTWARE PRODUCTS in their unmodified or unenhanced form.

15.2 VOICETEK shall defend, indemnify and hold NTI, NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES, AUTHORIZED DISTRIBUTORS and, if applicable, their end-user customers harmless from any and all claims, costs, expenses, damages or other liability, including reasonable and customary attorneys' fees, which is the result of patent or trademark infringement claims arising out of or relating to the use, sale and/or distribution of HARDWARE PRODUCTS in the AUTHORIZED TERRITORY or damages resulting from use of the MARKS in connection with such distribution in the AUTHORIZED TERRITORY. NTI, a NORTHERN TELECOM COMPANY, a MANUFACTURING LICENSEE or an AUTHORIZED DISTRIBUTOR, as the case may be, shall notify VOICETEK promptly, in writing, in the event of any such claim, and grant to VOICETEK the right, at VOICETEK's expense, to control the defense thereof, including the sole right to settle any such claim or suit on such terms as VOICETEK shall deem desirable. If the use, sale and/or distribution of HARDWARE PRODUCTS or use of the MARKS under which the HARDWARE PRODUCTS is distributed are held to constitute an infringement and enjoined in one or more countries within the AUTHORIZED TERRITORY, VOICETEK shall, at its own expense and option, (i) procure for NTI, NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES and AUTHORIZED DISTRIBUTORS the right to continue using, selling and distributing the allegedly infringing HARDWARE PRODUCTS, or (ii) modify the allegedly infringing HARDWARE PRODUCTS so that it becomes noninfringing, while maintaining to the extent possible the same form and function, or (iii) provide a noninfringing substitute for HARDWARE PRODUCTS which is acceptable to NTI, or (iv) arrange for the return of all allegedly infringing HARDWARE PRODUCTS shipped to NTI, NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES and AUTHORIZED DISTRIBUTORS pursuant to the AGREEMENT in the countries within the AUTHORIZED TERRITORY in which the injunction is in effect and reimburse NTI, NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES and/or AUTHORIZED DISTRIBUTORS the total purchase price therefor plus all transportation and handling costs incurred for cooperating in the return effort.

      15.2.1 VOICETEK shall not have any liability to NTI, NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES and/or AUTHORIZED DISTRIBUTORS under Section 15.2 for infringement, or claims thereof, that are based upon the use of HARDWARE PRODUCTS in combination with hardware and/or software furnished to NTI or a NORTHERN TELECOM COMPANY or a MANUFACTURING LICENSEE or an AUTHORIZED DISTRIBUTOR by a third party if such infringement, or claim thereof, would have been avoided by the use of HARDWARE PRODUCTS in combination with different hardware and/or software or, to the extent such use is possible, use of the HARDWARE PRODUCTS without any combination, or (ii) the modification of the HARDWARE PRODUCTS by NTI, a NORTHERN TELECOM COMPANY, a MANUFACTURING LICENSEE, an AUTHORIZED DISTRIBUTOR or an end-user customer of any of the foregoing if such infringement and/or misappropriation, or claim thereof, would have been avoided by using the HARDWARE PRODUCTS in its unmodified or unenhanced form.

15.3 SECTION 15.1 THROUGH SUBSECTION 15.2.1 INCLUSIVE STATE THE ENTIRE AND SOLE LIABILITY OF VOICETEK TO NTI AND OF NTI TO VOICETEK WITH RESPECT TO INFRINGEMENT AND/OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY RIGHTS PURSUANT TO THIS AGREEMENT.

15.4 The indemnity obligations set forth in Section 15.1 through Subsection 15.2.1, inclusive, of the AGREEMENT shall survive the termination or expiration of the AGREEMENT.

                ARTICLE XVI - LIMITATION OF LIABILITY AND DAMAGES

16.1 EXCEPT AS PROVIDED IN ARTICLE II AND ARTICLE XV, RESPECTIVELY, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGE OR LOSS OF ANY NATURE (e.g., DAMAGE TO PROPERTY, LOSS OF PROFITS, BUSINESS INTERRUPTION, LOST SAVINGS, LOSS OF USE, LOST OR DAMAGED FILES OR DATA, INJURY TO PERSON, OR ANY CLAIMS OF THOSE NOT A PARTY TO THE AGREEMENT) WHICH MAY ARISE IN CONNECTION WITH THE USE, ADAPTATION, MERGER, INCORPORATION, DISTRIBUTION, INSTALLATION, REMOVAL OR SUPPORT OF STANDARD PRODUCTS AND/OR MODIFIED PRODUCTS (SEPARATELY OR IN COMBINATION WITH OTHER HARDWARE OR SOFTWARE NOT PROVIDED BY VOICETEK) BY NTI, NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES AND AUTHORIZED DISTRIBUTORS PURSUANT TO THE AGREEMENT, REGARDLESS OF WHETHER SUCH CLAIMS ARE BASED OR REMEDIES ARE SOUGHT IN WARRANTY, CONTRACT, NEGLIGENCE, STRICT TORT, PRODUCTS LIABILITY OR OTHERWISE, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE OR LOSS. EXCEPT AS PROVIDED IN ARTICLE II AND ARTICLE XV, RESPECTIVELY, THE MAXIMUM LIABILITY FOR ANY BREACH OF THE AGREEMENT BY EITHER PARTY SHALL IN NO EVENT EXCEED THE SUM OF ONE MILLION DOLLARS ($1,000,000.00) OR THE AGGREGATE AMOUNT OF PRICES AND/OR LICENSE FEES PAID UNDER THE AGREEMENT OVER THE IMMEDIATELY PRECEDING FOUR CONSECUTIVE QUARTERS, WHICHEVER IS GREATER.

                      ARTICLE XVII - REGULATORY COMPLIANCE

17.1 To the extent applicable, and unless otherwise provided in Schedule B and/or Schedule D and/or Schedule E, all HARDWARE PRODUCTS delivered to NTI or a NORTHERN TELECOM COMPANY by VOICETEK under the AGREEMENT shall :

      (a) be approved and listed by Underwriter's Laboratories ("U.L.") and bear appropriate U.L. approval labeling;

      (b) be approved and listed by the Canadian Standards Association ("C.S.A.") and bear appropriate C.S.A. approval labeling;

      (c) be verified, accepted, approved and in compliance with Class A limits, as applicable, under Part 15 of the Regulations of the U.S. Federal Communications Commission and bear the appropriate labels and warning notices as required;

      (d) be verified, accepted, approved and in compliance with Part 68 of the Regulations of the U.S. Federal Communications Commission and bear the appropriate labels and warning notices as required;

      (e) be verified, accepted, approved and in compliance with each of the following European Union (EU) regulatory requirements:

           (i)   EN 60 950                     Safety
           (ii)  EN 55 022       Class B       EMC
           (iii) EN 50 082-1                   EMC

      (f) be verified, accepted, approved and in compliance with other EU regulatory requirements provided that NTI has requested VOICETEK to secure such compliance and has paid to VOICETEK the requisite fee specified in the applicable development agreement and applicable annexes and addenda thereto to cover (TUV) testing and administrative costs as agreed by NTI and VOICETEK thereunder.

17.2 To the extent applicable, all user manuals or other operator manuals and/or written material supplied with the HARDWARE PRODUCTS shall contain any warning notices required by any of the regulatory or testing bodies referenced in Section 17.1.

17.3 Upon the EFFECTIVE DATE, both parties acknowledge that if all approvals have not been issued by the appropriate agencies as defined in Section
      17.1 above, and in the event any of the agencies fail to certify such HARDWARE PRODUCTS within ninety (90) days of the EFFECTIVE DATE, provided any delay in approvals is attributable solely to VOICETEK's obligations hereunder and not delayed by the appropriate agencies or NTI, the AGREEMENT may be terminated at the option of NTI. VOICETEK agrees that it shall ship no HARDWARE PRODUCTS prior to issuance of the approvals as set forth in Section 17.1 without the prior written consent of NTI.

17.4 Subject to the terms of Subsection 17.4.1, VOICETEK agrees that any HARDWARE PRODUCTS shipped prior to securing all of the necessary certificates, as defined in Section 17.1 above, will be made to comply with those respective agency requirements. VOICETEK will bear any cost necessary to modify or update any STANDARD HARDWARE PRODUCTS delivered to meet those specifications relative to any HARDWARE delivered to NTI, a NORTHERN TELECOM COMPANY or MANUFACTURING LICENSEE. VOICETEK shall indemnify and hold NTI, NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES and AUTHORIZED DISTRIBUTORS harmless from any and all claims, suits, or actions brought against NTI, NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES, and/or AUTHORIZED DISTRIBUTORS by end-user customers for any damages, including reasonable and customary attorney's fees, for the failure of VOICETEK to obtain the necessary certificates, as defined in Section 17.1, prior to shipment of any STANDARD HARDWARE PRODUCTS.

      17.4.1 In the event of any shipment having been made at NTI's written request, as described in Section 17.3, NTI, NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES, or AUTHORIZED DISTRIBUTORS shall indemnify and hold VOICETEK harmless from any and all claims, suits, or actions brought against NTI, NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES, or AUTHORIZED DISTRIBUTORS by end-user customers, for any damages including reasonable and customary attorney's fees, for the failure of VOICETEK to obtain the necessary certificates as defined in Section 17.1, prior to the shipment of any STANDARD HARDWARE PRODUCTS.

                     ARTICLE XVIII - DEFAULT AND TERMINATION

18.1 Any of the following shall constitute sufficient cause for a party to the AGREEMENT to seek the remedies available to a nondefaulting party, as provided in Sections 18.2 through 18.4:

     (a) The failure of the other party to perform any material term, condition or covenant of the AGREEMENT, which shall constitute a default of the AGREEMENT, and such default has not been corrected within thirty (30) days of the date of receipt of written notice of such default given by the nondefaulting party;

     (b) The other party is or becomes insolvent, or a party to any bankruptcy or receivership proceeding or any similar action affecting the financial condition of such other party, or seeks to make a compromise, arrangement or assignment for the benefit of its creditors, or ceases doing business in the normal course.

18.2 In the event any act of default constituting sufficient cause pursuant to either Section 18.1(a) or Section 18.1(b) shall occur, the party not in default shall have the right to and may elect any or all of the following remedies, which shall be cumulative and not exclusive:

      (a)  Declare the AGREEMENT to be immediately terminated;

      (b)  Pursue each and every remedy available at law and in equity.

18.3 In the event VOICETEK is the defaulting party pursuant to Section 18.1(b) above, NTI shall, in lieu of terminating the AGREEMENT, have the option of furnishing written notice to VOICETEK of NTI's intention to continue to perform the AGREEMENT under the following terms and conditions:

      (i) Each end-user customer's rights, with respect to any and all copies of SOFTWARE PRODUCTS distributed directly or indirectly (through NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES or AUTHORIZED DISTRIBUTORS) to end-user customers, pursuant to the AGREEMENT, shall remain in full force and effect;

      (ii) With the exception of any SOURCE CODE MATERIALS not proprietary to VOICETEK (unless the required rights to such have been granted to VOICETEK by VOICETEK's suppliers), NTI shall have a right of access, by written notice given to VOICETEK, to gain possession of the source code form of the SOFTWARE PRODUCTS and the remaining SOURCE CODE MATERIALS and make use of them free of charge solely for the purposes of directly granting rights to use copies of SOFTWARE PRODUCTS incorporated into HARDWARE PRODUCTS to customers and for support activities. Upon receipt of written notice, VOICETEK or its trustee or receiver in bankruptcy, as the case may be, shall immediately and forthwith deliver SOURCE CODE MATERIALS, including specifically the source code form of SOFTWARE PRODUCTS, to NTI. NTI shall have the right to use, make bug fixes in and recompile the source code form of SOFTWARE PRODUCTS and the right to distribute object code copies of SOFTWARE PRODUCTS to customers in the AUTHORIZED TERRITORY, either directly or through NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES and AUTHORIZED DISTRIBUTORS, provided NTI pays to VOICETEK right-to-use fees for such SOFTWARE PRODUCTS at the prices set forth in Schedule B or Schedule E, subject to application of the applicable discount levels set forth in Schedule H. VOICETEK hereby agrees and acknowledges that either the failure of VOICETEK or its trustee or receiver in bankruptcy to deliver all SOURCE CODE MATERIALS, including specifically the source code form of SOFTWARE PRODUCTS hereunder or, in the event SOURCE CODE MATERIALS for SOFTWARE PRODUCTS are deposited in escrow, affirmative actions or omissions by VOICETEK in any way hindering the release of SOURCE CODE MATERIALS from escrow will cause irreparable harm to NTI for which there is no adequate remedy at law and, therefore, NTI shall be entitled to specific performance of such delivery obligation and, in addition, and without being an election of remedies, NTI may pursue each and every remedy available at law or in equity;

      (iii) In the event VOICETEK's Section 18.1(b) default is resolved in such a way that VOICETEK resumes its operations as they pertain to NTI in a manner substantially equivalent to its operations prior to the occurrence of such default, NTI shall promptly return the source code form of SOFTWARE PRODUCTS and the other SOURCE CODE MATERIALS made available to NTI by VOICETEK solely pursuant to Section 18.2(b), Section 18.3(ii) and/or Section 19.2, but not otherwise.

18.4 In the event the AGREEMENT is terminated by VOICETEK for default by NTI, VOICETEK shall permit NTI to retain limited rights to use the SOFTWARE PRODUCTS thereafter for up to one (1) year following the date of termination of the AGREEMENT by VOICETEK in order to allow NTI to satisfy its then existing contractual obligations for support for SOFTWARE PRODUCTS to NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES, AUTHORIZED DISTRIBUTORS and end-user customers. Exceptions to VOICETEK's obligation to permit NTI to continue to exercise such limited rights shall include the case where such default by NTI relates to the payment of applicable prices or license fees, as set forth in Sections 8.1 through
      8.8 inclusive, which are not reasonably in dispute, or any obligation that would unreasonably jeopardize VOICETEK's intellectual property rights in one or more SOFTWARE PRODUCTS or VOICETEK's confidential information in which event only the SOFTWARE PRODUCTS to which intellectual property rights in jeopardy and/or VOICETEK's confidential information pertain would not be subject to the continued exercise of limited rights by NTI. The limited rights to use the SOFTWARE PRODUCTS, as provided in this
      Section 18.4, shall survive the termination or expiration of the AGREEMENT for up to one (1) year.


18.5 Subject to the provisions of Section 18.3 and Section 18.4, respectively, it is understood that, upon termination of the AGREEMENT, NTI shall, within thirty (30) days following such termination, destroy its copies of the SOFTWARE PRODUCTS and any whole or partial reproductions thereof in any form, and all materials related to the SOFTWARE PRODUCTS which are still under the control of NTI, and so certify in writing to VOICETEK, except that NTI may retain a sufficient number of copies of such SOFTWARE PRODUCTS as is reasonably necessary for NTI to fulfill its contractual obligations, as set forth in Section 18.4.

                     ARTICLE XIX - SOURCE CODE ESCROW OPTION

19.1 NTI shall, in its sole discretion, have the option to require that the SOURCE CODE MATERIALS (excluding those not proprietary to VOICETEK unless the right to deposit them in escrow has been granted to VOICETEK by VOICETEK's suppliers) for any or all SOFTWARE PRODUCTS be deposited in escrow. If requested by NTI, the parties shall, in good faith, negotiate the selection of a fair, impartial and competent escrow agent and deposit the SOURCE CODE MATERIALS for any or all SOFTWARE PRODUCTS in escrow for the benefit of NTI or, if such SOURCE CODE MATERIALS were previously deposited by VOICETEK, designate NTI as a registered beneficiary. The express purpose for depositing the SOURCE CODE MATERIALS in escrow or designating NTI as a registered beneficiary, as the case may be, shall be to secure a means of access to all materials reasonably necessary or useful in enabling NTI to maintain, modify, enhance and/or support the SOFTWARE PRODUCTS in order to maintain the functionality of the SOFTWARE PRODUCTS with limited assistance or without assistance from VOICETEK. In any event, NTI shall pay the costs and expenses assessed for the deposit of any SOURCE CODE MATERIALS not proprietary to VOICETEK into escrow. In no event shall NTI be required to pay more than the proportionate costs and expenses attributable to the deposit of VOICETEK's proprietary SOURCE CODE MATERIALS into escrow, if all or any portion of VOICETEK's proprietary SOURCE CODE MATERIALS have been, or during the TERM are, deposited into escrow at the request of and for the benefit of any third party.

19.2 In the event VOICETEK is or becomes insolvent, or a party to any bankruptcy or receivership proceeding or any similar action affecting the financial condition of VOICETEK, or seeks to make a compromise, arrangement or assignment for the benefit of its creditors, or ceases doing business in the normal course, and NTI provides written notice to VOICETEK, as required by Section 18.3(ii), NTI shall be given access to and rights to use the SOURCE CODE MATERIALS held in escrow, beginning ten
      (10) days after receipt by VOICETEK of NTI's written notice demanding access to such SOURCE CODE MATERIALS.

                           ARTICLE XX - FORCE MAJEURE

20.1 If the performance of the AGREEMENT (including, without limitation, any deliveries hereunder) is interfered with by reason of any circumstance beyond the reasonable control of the party affected including, without limitation, fire, act of God, labor unrest, and discontinuance of manufacture of sole-sourced components, then the party affected shall be excused from such performance on a day-for-day basis to the extent of such interference (and the other party shall likewise be excused from performance on a day-for-day basis to the extent such party's obligations relate to the performance so interfered with; provided that the party so affected shall use reasonable efforts to remove such causes of nonperformance.

                          ARTICLE XXI - CONFIDENTIALITY

21.1 Any information designated as "Confidential", "Restricted" or "Proprietary" in writing by the disclosing party prior to disclosure shall be considered confidential information under the AGREEMENT. In the case of any oral disclosure of confidential information, such information shall be treated as confidential if the disclosing party (a) states that such information is confidential at the time of disclosure, and (b) summarizes such information in a writing setting forth the date, nature and extent of the oral disclosure and indicating the same to be confidential, and delivers such written summary to the other party within thirty (30) days after the date of such oral disclosure.

21.2 The parties shall use reasonable efforts and at least the same care that each uses to protect its own confidential information of like importance, to prevent unauthorized dissemination or disclosure of the other party's confidential information during and for three (3) years following the last day of the TERM.

21.3 The confidentiality obligations set forth in this Article XXI will not apply to any information that:

      (a) becomes known to the general public without fault or breach on the part of the receiving party;

      (b) either party, disclosing its own confidential information, customarily provided to others without restriction on disclosure;

      (c) the receiving party obtains from a third party without breach of a nondisclosure obligation and without restriction on disclosure;

      (d) is furnished to a third party by the disclosing party without a similar restriction on such third party's rights;

      (e) can by written records be shown to have been known by the receiving party at the time of disclosure;

      (f) can by written records be shown to have been developed independently by the receiving party without using any information as defined in
            Section 21.1 which is received from the disclosing party.

21.4 The parties agree and acknowledge that any confidential and proprietary information of the other party in its possession shall, upon termination of the AGREEMENT and upon the request of the other party, be returned to the disclosing party.

21.5 Neither party shall publicly disclose any information regarding the terms and conditions contained herein without having received prior approval, in writing, from the other party.

21.6 NTI agrees not to (a) attempt to reverse engineer, decompile, or reverse assemble the SOFTWARE PRODUCTS, or create or attempt to create any derivative work of the SOFTWARE PRODUCTS, nor (b) directly or indirectly, through a third party, use the SOFTWARE PRODUCTS, or a derivative thereof, or any confidential or proprietary information of VOICETEK to create any computer software program or documentation which is functionally, visually, or otherwise substantially similar to any SOFTWARE PRODUCT, whether or not such SOFTWARE PRODUCT is then available for license or sale by VOICETEK.

                       ARTICLE XXII - LAWS AND REGULATIONS

22.1 At no additional charge to NTI, VOICETEK shall comply with and obtain all licenses and permits required by, and PRODUCTS shall be in conformance with, all applicable laws and governmental orders and regulations in effect at the time of shipment of PRODUCTS including without limitation the following United States laws and regulations:

            Comprehensive Environmental Response, Compensation and Liability Act of 1980, Consumer Product Safety Act, Toxic Substances Control Act, Occupational Safety and Health Act of 1970, Radiation Control for Health and Safety Act of 1968, Resource Conservation and Recovery Act of 1976, Clean Air Act, Clean Water Act, Hazardous Materials Transportation Act, Vietnam Era Veterans Readjustment Assistance Act of 1972, Rehabilitation Act of 1973 and the clauses set forth in Federal Acquisition Regulations (subject to "Contractor," "Subcontractor" and "Contract' used in such clauses meaning NTI, VOICETEK and AGREEMENT, respectively) 52.219-8, 52.219-9, 52.219-13, 52.220-3, 52.220-4, 52.222-1, 52.222-4, 52.222-20, 52.222-21,
            52.222-26 (subparagraphs b(l) - b(11), 52.222-35 and 52.222-36, which clauses are incorporated by reference, with the same force and effect as it they were given in full text.

                            ARTICLE XXIII - INSURANCE

23.1 VOICETEK shall maintain during its performance under the AGREEMENT General Liability Insurance, including contractual, products liability and broad form vendors' property damage endorsement with the limits of either $5,000,000.00 combined single limit per occurrence for bodily injury and property damage or $3,000,000.00 bodily injury per occurrence and $2,000,000.00 property damage per occurrence.

23.2 Insurance requirements stated in Section 23.1 shall be primary and noncontributory with respect to any insurance which NTI may have, and NTI shall under such insurance be named as an additional insured with a cross-liability endorsement. Prior to the commencement of the TERM, VOICETEK shall furnish to NTI a certificate of insurance evidencing that such insurance is in effect. The certificate shall also state that NTI shall be notified by VOICETEK's insurance carrier(s) within thirty (30) days of any cancellation, material change or exhaustion of the aforementioned limits. VOICETEK shall in such event furnish a new certificate in the event of cancellation or expiration of any insurance.

                 ARTICLE XXIV - EXPORTERS CERTIFICATE OF ORIGIN

24.1 With the assistance of NTI, VOICETEK shall initially provide and update, as necessary, any certificates as may be required for any PRODUCTS which qualify under the North American Free Trade Agreement between the United States, Canada, and Mexico, or to any other Free Trade Agreements of which the United States is or may become a party.

                      ARTICLE XXV - INDEPENDENT CONTRACTORS

25.1 VOICETEK and NTI are independent contractors in all relationships and actions under and contemplated by the AGREEMENT. The AGREEMENT is not to be construed to create, or to authorize the creation of, any employment, partnership, or agency relation or to authorize NTI or any NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES or AUTHORIZED DISTRIBUTORS to enter into any commitment or agreement binding on VOICETEK or to allow one party to accept service of any legal process addressed to, or intended for, the other party. NTI and the NORTHERN TELECOM COMPANIES, MANUFACTURING LICENSEES and AUTHORIZED DISTRIBUTORS shall not make any warranties, guarantees or any other commitments on behalf of VOICETEK pursuant to the AGREEMENT.

                       ARTICLE XXVI - NOTICES AND REQUESTS

26.1 All official or formal notices required or otherwise provided under the AGREEMENT shall be sent by certified or registered mail (return receipt requested), postage prepaid, or by cable, telegram, facsimile, telex or hand delivery to the other party at the address listed below for the other party and addressed as follows:

            NTI: NORTHERN TELECOM INC.
                 2305 Mission College Boulevard
                 Santa Clara, California 95054-1591

                 Attention:  Manager, Technology Acquisition
                             Dept. 0521

      VOICETEK:  VOICETEK CORPORATION
                 19 Alpha Road
                 Chelmsford, Massachusetts 01824-4175

                 Attention:  Contracts Manager

      or to such other address as the party to receive the notice so designates by written notice to the other party.

26.2 All other written communications required or otherwise provided hereunder by one party to the other shall be mailed by First Class Mail, postage prepaid, to the following addresses or to such changed address as either party entitled to notice hereunder shall have communicated in writing to the other party:

            NTI: NORTHERN TELECOM INC.
                 2305 Mission College Boulevard
                 Santa Clara, California 95054-1591

                 Attention:  Art Hazeldine
                             Dept. 0521

      VOICETEK:  VOICETEK CORPORATION
                 19 Alpha Road
                 Chelmsford, Massachusetts 01824-4175

                 Attention:  Contracts Manager

26.3 Except in the case of notices sent by certified or registered mail (return receipt requested), notices given pursuant to Article XXVI shall be deemed to have been received five (5) days after mailing if given by First Class Mail, and one (1) business day after sending if given by cable, telegram, facsimile, telex and upon delivery if given by hand.

                             ARTICLE XXVII - GENERAL

27.1 The interpretation of the AGREEMENT and the rights and obligations of the parties shall be governed by the laws of the State of California, except as to patent, copyright and trademark matters, which are governed by federal law. The parties agree that Santa Clara, California, is both the place of making and the place of performance of the AGREEMENT for all purposes.

27.2 The AGREEMENT, including all applicable Schedules constitutes the entire agreement between the parties and supersedes any and all prior or contemporaneous oral and written communications, understandings or agreements relating to the subject matter hereof. Any amendments, or alternative or supplementary provisions, must be made in writing and be duly executed by an authorized representative or agent of each of the parties hereto. The provisions of the Software License and Distribution Agreement dated 31 July 1992 shall not be superseded in any respect by the AGREEMENT. The parties hereby agree that a resolution to any and all unfulfilled obligations of the parties, as set forth in Technology Development Agreement 2 between them, shall be mutually agreed upon, with the results being set forth in a Master Technology Development Agreement and Annexes applicable to specific projects, which is to be executed by NTI and VOICETEK.

27.3 The AGREEMENT shall inure to the benefit of and be binding upon the respective successors and assigns, if any, of the parties hereto.

27.4 The invalidity of any provision of the AGREEMENT shall not affect the validity of any other provision thereof.

27.5 Neither party shall, in any advertising, sales promotion materials, press releases or any other publicity matters use the name of the other party, any subsidiary or affiliate of the other party or any variation of the foregoing or language from which the connection of said names may be implied without such other party's prior written approval.

27.6 The AGREEMENT may be executed in one or more counterparts, each of which shall constitute one and the same instrument.

27.7 Neither party shall assign the AGREEMENT or any rights received hereunder without the prior written consent of the other party. Notwithstanding the foregoing, either party may assign the AGREEMENT or any rights received hereunder to a subsidiary or affiliate in which it owns at least a majority interest or to an affiliate that owns a majority interest in such party without such prior written consent, but upon notice to the other party. In addition, VOICETEK may assign the AGREEMENT or any rights received hereunder to its successor in interest by virtue of a merger or corporate reorganization or to the purchaser of substantially all of VOICETEK's assets, without prior written consent, but upon notice to NTI. In the event VOICETEK should merge with, or be acquired by, or sell substantially all its assets to, a direct competitor of NTI, NTI may terminate the AGREEMENT, subject only to the obligations set forth in those provisions of the AGREEMENT which, by their terms or clear intent, survive termination hereof.

27.8 No provision of the AGREEMENT shall be deemed waived, amended or modified by either party, unless such waiver, amendment or modification be in writing and signed by the party against whom enforcement of the waiver, amendment or modification is sought. Any such amendment or modification shall be binding with or without tender of any consideration.

27.9 The headings used herein are for convenience only and shall not be deemed to be part of the AGREEMENT or used to construe or interpret any of the provisions hereof.

27.10 Each party to the AGREEMENT hereby represents to the other that it has full power and authority to enter into and perform the AGREEMENT and that the person signing the AGREEMENT on its behalf has been properly authorized and empowered to do so. Each party further acknowledges that it has read the AGREEMENT, that it understands the terms and conditions hereof, and that it agrees to be bound by the AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have, by their duly authorized representatives, executed the AGREEMENT as of the day and year of the latter signature set forth below.

    NORTHERN TELECOM INC.                     VOICETEK CORPORATION

    By: /s/J. Michael Camp                    By: /s/Roger Tuttle
       _______________________________           _______________________________

    Name:  J. Michael Camp                    Name:  Roger Tuttle
         _____________________________             _____________________________
           (type/print)                                (type/print)

    Title: Vice President                     Title:  V.P. Finance
          ____________________________              ____________________________
           (type/print)                                (type/print)

    Date:  6/16/95                           Date:   16 JUNE  1995
         _____________________________            ______________________________

------------------------
|     APPROVED AS      |
|    TO LEGAL FORM     |
|--------------------- |
| BY: Joel M. Erickson |
------------------------
    15 JUNE 1995

                                   SCHEDULE A
                              AUTHORIZED TERRITORY

    Canada                                   United States (U.S.)








    NORTHERN TELECOM INC.                    VOICETEK CORPORATION

    BY: /s/J. Michael Camp                   By:  /s/Roger Tuttle
       ____________________________             ________________________________

    Name:  J. Michael Camp                   Name:   Roger Tuttle
         __________________________               ______________________________
            (type/print)                             (type/print)

    Title: Vice President                    Title:  V.P. Finance
          _________________________                _____________________________
            (type/print)                             (type/print)

    Date:  6/16/95                           Date:   16 June  1995
         __________________________               ______________________________


------------------------
|     APPROVED AS      |
|    TO LEGAL FORM     |
|--------------------- |
| BY: Joel M. Erickson |
------------------------
    15 JUNE 1995

                                   SCHEDULE B
                                   PRICE LIST

                                   SCHEDULE C
                                      MARKS

                                   Voicetek(R)
                                     VTK(R)
                                 Generations(TM)

                                  SCHEDULE D

                             INTERNAL USE PRICING

Under the terms of the AGREEMENT, NTI, NORTHERN TELECOM COMPANIES and MANUFACTURING LICENSEES may purchase SYSTEMS to be used internally at the prices enumerated in Schedule B and/or Schedule E, as qualified by the applicable discount level set forth in Schedule 1. The prices for SYSTEMS for NTI's internal use will include:

         - VTK-Base System with twelve (12) ports Loopstart eight (8) ports ISDN/BRI, or twenty-four (24) ports T1 and forty (40) hours of voice storage
         -   GENERATIONS Development/Runtime Licenses
         -   All optional software features enabled
         - Full set of USER DOCUMENTATION (including all optional features USER DOCUMENTATION)
         -   Warranties as provided by VOICETEK under the AGREEMENT



Under the terms of the AGREEMENT, NTI, NORTHERN TELECOM COMPANIES and MANUFACTURING LICENSEES may purchase GENERATIONS Development licenses for SELF-HOSTED UNITS to be used internally at the prices set forth in Schedule B and/or Schedule E, as qualified by the applicable discount level set forth in
Schedule 1. The price for the GENERATIONS Development license intended for use with SELF-HOSTED UNITS to be used internally will include:

         -   GENERATIONS Development License;

         -   All Optional software features enabled; and

         -   Warranties as provided by VOICETEK under the AGREEMENT.

                                   SCHEDULE E

                                   * PRICING

                              Order Code        Product Description                   Price

                              PT-04-ESC         D-41ESC 4-Port Assembly              $ *

                              PT-12-LS          Loopstart 12-Port Assembly           $ *

                              PT-08-BRI         BRI8-Port Assembly                   $ *

                              VR-02-VCS         Continuous ASR                       $ *
                                                (2-Port Assembly)

                              VR-02-VCSE        Continuous ASR Expansion             $ *
                                                (2-Port Expansion)

                              PT-24-T1          T1 24-Port Assembly                  $ *

                              PT-30-E1          E1 30-Port Assembly                  $ *

                              PT-60-E1          E1 60-Port Assembly                  $ *

                              PT-04-NS          D41 Northstar Assembly               $ *

                              TSP-SW            TSP Runtime License                  $ *

                              TTS-04-LH         TTS 4-Port Assembly                  $ *
                                                (HW & SW)

                              TTS-04-LE         TTS 4-Port Expansion                 $ *
                                                (SW only)

                              VR-04-VCS-D       Discrete ASR 4-Port Expansion        $ *
                                                (HW & SW)

                              HL-5250-HW-S      5250 Synchronous I/F                 $ *
                                                (SSI HW & SW)

                              HL-5250-HW-TR     5250 Token Ring I/F                  $ *
                                                (SSI HW & SW)

                              HL-3270-HW-S      3270 Synchronous I/F                 $ *
                                                (SSI HW & SW)

                              HL-3270-HW-TR     3270 Token Ring I/F                  $ *
                                                (SSI HW & SW)

                              HL-5250-SW        TRS 5250 Software                    $ *

                              HL-3270-SW        TRS 3270 Software                    $ *

                              HL-VT100-SW       TRS VT100 Software                   $ *

                              RED-AP-SW         Redundant AP Software                $ *


     CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                   SCHEDULE E

                                   * PRICING
                                   (Continued)

                              Order Code        Product Description             Price


                              RW-OPT            Report Writer Software          *
                                                (Customized Version)

                              PBX-RM            Rolm ACD I/F                    *

                              PBX-NT            Ml ACD I/F                      *

                              PBX-C1            Customized PBX I/F              *

                              VR-04-VCS-DSO     Discrete ASR SW Only            *


                              TTS-04-LHSO       TTS Software Only               *


                              FAX-02-BTSO       Fax SW Only                     *


                              RM-CAB-01         Rack Cabinet                    *

                              PT-12-DID         12-Port Assembly                *
                                                (D(D)

                              TBD               SMDI Software                   *

                              TBD               UPS Software Support            *


                              N                 Non-discountable


CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                  SCHEDULE G
                       REPRODUCTION SERVICES AGREEMENT

THIS REPRODUCTION SERVICES AGREEMENT (hereinafter 'Agreement") is made and
executed by and between                                                  ,
a                      corporation
with offices at                                    (hereinafter "CONTRACTOR")
                                                   and
N0RTHERN TELEC0M INC., a Delaware corporation with offices at
                                                   (hereinafter "NTI") this _
day of 199___.

                                   RECITALS

WHEREAS, NTI requires the services of a contractor to perform certain reproduction tasks involving computer programs, user documentation and technical documentation, among other things;

AND WHEREAS, CONTRACTOR is in the business of providing services such as volume reproduction of an assortment of items, including computer programs and written materials of various kinds;

NOW THEREFORE, in consideration of the mutual terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, THE PARTIES HERETO AGREE AS
FOLLOWS:

                             ARTICLE I - DEFINITIONS

1.1 "CAMERA-READY COPY" or "CAMERA-READY COPIES" shall mean a professional quality reproducible master copy of a WORK OF AUTHORSHIP other than a COMPUTER PROGRAM.

1.2 "COMPUTER PROGRAM" or "COMPUTER PROGRAMS" shall mean a set of statements or instructions to be used directly or indirectly in a computer in order to bring about a certain result.

1.3 "REPRODUCIBLE MASTER" or "REPRODUCIBLE MASTERS" shall mean a reproducible master copy of a COMPUTER PROGRAM.

1.4 "WORK OF AUTHORSHIP" or "WORKS OF AUTHORSHIP" shall mean works expressed in words, numbers, or other verbal or numerical symbols or indicia, regardless of the nature of the material objects, such as books, periodicals, manuscripts, tapes, disks, or cards in which they are embodied.

                 ARTICLE II - NTI WARRANTIES AND REPRESENTATIONS

2.1 NTI warrants and represents that, as of the date of delivery of a REPRODUCIBLE MASTER and/or a CAMERA-READY COPY by NTI to CONTRACTOR hereunder, the COMPUTER PROGRAM embodied in such REPRODUCIBLE MASTER and/or the WORK OF AUTHORSHIP embodied in such CAMERA-READY COPY is/are not known by NTI to be the subject of any claims of infringement of any patent, trademark, copyright and/or trade dress or of any claims of misappropriation of any trade secret of any third party. NTI warrants and represents that, to the best of its knowledge, NTI either owns or otherwise has been granted the necessary rights to authorize and/or grant all necessary rights to make reproductions of each REPRODUCIBLE MASTER and/or CAMERA-READY COPY provided to CONTRACTOR hereunder.

                          ARTICLE III - GRANT OF RIGHTS

3.1 In accordance with and subject to the terms and conditions of this Agreement, NTI hereby grants to CONTRACTOR a personal, nonexclusive, nontransferable license:

      (a) to make copies from each REPRODUCIBLE MASTER delivered by NTI to CONTRACTOR for such purpose.

      (b) to make copies from each CAMERA-READY COPY delivered by NTI to CONTRACTOR for such purpose.

                          ARTICLE IV - DELIVERABLES

4.1 NTI shall deliver purchase orders to CONTRACTOR either accompanied by the REPRODUCIBLE MASTER and/or CAMERA-READY COPY of which copies are being ordered or referencing the appropriate REPRODUCIBLE MASTER and/or CAM-ERA-READY COPY already in the custody of the CONTRACTOR to the following address:

                    ----------------------------------------
                    ----------------------------------------
                    ----------------------------------------
                    ----------------------------------------


                           ARTICLE V - PRICE; PAYMENT

5.1 Upon the latter of the actual date of delivery of copies of COMPUTER PROGRAMS and/or WORKS OF AUTHORSHIP to NTI and the date of receipt of the invoice therefor by NTI, payment for such copies shall be due and payable by NTI to CONTRACTOR within forty-five (45) days. NTI shall make its payments to CONTRACTOR as provided herein, in lawful United States currency
     at the registered office of CONTRACTOR in                                 .

            ARTICLE VI - DISCLAIMER OF WARRANTY AND LIMITED WARRANTY

6.1 THE REPRODUCIBLE MASTERS AND/OR CAMERA-READY COPIES ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND BY NTI TO CONTRACTOR IN THE FIRST INSTANCE AND BY CONTRACTOR TO NTI DURING THE RETURN OF SUCH REPRODUCIBLE MASTERS AND/OR CAMERA-READY COPIES. NEITHER PARTY WARRANTS, GUARANTEES, OR MAKES ANY REPRESENTATIONS TO THE OTHER REGARDING THE USE, OR THE RESULTS OF THE USE, OF THE REPRODUCIBLE MASTERS AND/OR CAMERA-READY COPIES IN TERMS OF CORRECTNESS, ACCURACY, RELIABILITY, CURRENTNESS OR OTHERWISE.

6.2 THE ENTIRE RISK AS TO COST OF ALL REPAIR AND/OR CORRECTION OF DEFECTIVE COPIES OF COMPUTER PROGRAMS AND/OR WORKS OF AUTHORSHIP ASSUMED HEREUNDER SHALL BE ALLOCATED TO NTI IF IT CAN BE ESTABLISHED THAT THE REPRODUCIBLE MASTER AND/OR CAMERA-READY COPY WAS DEFECTIVE AT THE TIME OF ITS DELIVERY TO CONTRACTOR. THE ENTIRE RISK AS TO COST OF ALL REPAIR AND/OR CORRECTION OF DEFECTIVE COPIES OF COMPUTER PROGRAMS AND/OR WORKS OF AUTHORSHIP ASSUMED HEREUNDER SHALL BE ALLOCATED TO CONTRACTOR IF IT CAN BE ESTABLISHED THAT THE REPRODUCIBLE MASTER AND/OR THE CAMERA-READY COPY WAS NOT DEFECTIVE AS OF THE DATE OF ITS DELIVERY BY NTI TO CONTRACTOR PURSUANT TO SECTION 4.1 OF THIS AGREEMENT.

6.3 CONTRACTOR warrants to NTI that each unit of storage media on which a copy of a COMPUTER PROGRAM is recorded is free from defects in materials and workmanship under normal use and service for a period of ninety (90) days from the date of delivery of such unit of storage media to NTI, as evidenced by a copy of the packing slip. Further, CONTRACTOR hereby limits the duration of any implied warranty on each unit of storage media to the period stated above.

6.4 In the case where risk as to cost of all repair and/or correction of defective copies of COMPUTER PROGRAMS is allocated to CONTRACTOR under
      Section 6.2 of this Agreement, CONTRACTOR's entire liability and NTI's exclusive remedy as to the units of storage media shall be replacement of the units of storage media that do not meet CONTRACTOR's Limited Warranty as set forth in Section 6.3 and which are returned to CONTRACTOR. If failure of a unit of storage media has resulted from accident, abuse, or misapplication, CONTRACTOR shall have no responsibility to replace such unit of storage media. Any replacement unit of storage media will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is longer.

6.5 EXCEPT AS SET FORTH IN ARTICLE II OF THIS AGREEMENT, THE ABOVE ARE THE ONLY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, THAT ARE MADE BY CONTRACTOR TO NTI AND BY NTI TO CONTRACTOR PURSUANT TO THIS AGREEMENT.

              ARTICLE VII - ALLEGATION OF INFRINGEMENT; LITIGATION

7.1 In the event a COMPUTER PROGRAM embodied in a REPRODUCIBLE MASTER and/or a WORK OF AUTHORSHIP embodied in a CAMERA-READY COPY provided by NTI to CONTRACTOR for reproduction under this Agreement becomes the subject of claims of intellectual property infringement and/or infringement litigation, CONTRACTOR shall have the right to cease performance of its obligations pursuant to this Agreement, except with respect to CONTRACTOR's confidentiality obligations, declare this Agreement to be immediately terminated and return to NTI all REPRODUCIBLE MASTERS and all CAMERA-READY COPIES received from NTI together with any existing inventory of COMPUTER PROGRAMS and/or WORKS OF AUTHORSHIP already reproduced for NTI

                    ARTICLE VIII - LIMITATION OF LIABILITY

8.1 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND WHATSOEVER ARISING OUT OF THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                                ARTICLE IX - TERM

9.1 This Agreement shall become effective on the date of signature by the latter of the parties to sign, and extend for a period of five (5) years, unless earlier terminated pursuant to the terms of Section 10.1.

                           ARTICLE X - CONFIDENTIALITY

10.1 CONTRACTOR understands that the REPRODUCIBLE MASTERS and the CAMERA-READY COPIES supplied by NTI to CONTRACTOR pursuant to this Agreement contain proprietary information of NTI and/or NTI's suppliers, and that such REPRODUCIBLE MASTERS and CAMERA-READY COPIES are protected by copyright. CONTRACTOR agrees not to use, copy and/or distribute copies made from such REPRODUCIBLE MASTERS and/or CAMERA-READY COPIES other than as authorized to do so by NTI pursuant to this Agreement.

                         ARTICLE XI - MARKING; LABELING

11.1 CONTRACTOR agrees to affix, upon each copy of each COMPUTER PROGRAM made from a REPRODUCIBLE MASTER delivered by NTI, the appropriate label, including the copyright notice, which copyright notice and/or label either appears on the REPRODUCIBLE MASTER of such COMPUTER PROGRAM supplied by NTI to CONTRACTOR or is provided to CONTRACTOR along with instructions regarding placement by CONTRACTOR on all copies of such COMPUTER PROGRAM made by CONTRACTOR for NTI.

11.2 In connection with its handling and reproduction of the COMPUTER PROGRAMS and/or WORKS OF AUTHORSHIP supplied to CONTRACTOR by NTI pursuant to this Agreement, CONTRACTOR shall not alter or modify the copyright notice supplied by NTI for placement by CONTRACTOR on each copy of such COMPUTER PROGRAMS and/or WORKS OF AUTHORSHIP made by CONTRACTOR for NTI in accordance with the provisions of the U.S. Copyright Act, 17 U.S.C. 101, et. seq., specifically 17 U.S.C. 401 through 406.

              ARTICLE XII - OWNERSHIP OF TRADEMARKS AND COPYRIGHTS

12.1 CONTRACTOR hereby acknowledges and agrees that nothing herein gives CONTRACTOR any right, title or interest in the trademarks and/or copyrights of NTI and/or NTI's suppliers pertaining to the REPRODUCIBLE MASTERS and/or CAMERA-READY COPIES supplied by NTI to CONTRACTOR, nor in any copies of the same made by CONTRACTOR at the direction of NTI. Upon termination of this Agreement by expiration or for any other reason, CONTRACTOR shall no longer use the trademarks and copyrights associated with the REPRODUCIBLE MASTERS and/or CAMERA-READY COPIES supplied by NTI to CONTRACTOR in the making of any copies the same or in any other manner. Except as set forth in Section 3.1 of this Agreement, no license or other grant is expressed or implied to CONTRACTOR to produce, reproduce, copy or in any other manner use the REPRODUCIBLE MASTERS and/or the CAMERA-READY COPIES supplied to CONTRACTOR by NTI pursuant to this Agreement.

                      ARTICLE XIII - INSPECTION; ACCEPTANCE

13.1 The acceptance by NTI of copies of COMPUTER PROGRAMS and/or WORKS OF AUTHORSHIP reproduced by CONTRACTOR is subject to inspection at the delivery location and such acceptance shall be deemed to occur ten (10) days after receipt of such copies at the delivery location unless NTI shall have provided CONTRACTOR with notice of nonacceptance within such period. If one or more copies do not conform to the requirements of a purchase order issued by NTI to CONTRACTOR or, in the case of COMPUTER PROGRAMS, to the warranty set forth in Section 6.3, the entire quantity of copies delivered with the defective copy or copies may be returned to CONTRACTOR at CONTRACTOR's expense.

                       ARTICLE XIV - TERMINATION; REMEDIES

14.1 Except as provided to the contrary in Section 7.1, in the event either party fails to perform any term, condition or covenant of this Agreement and such failure continues uncorrected for at least fifteen (15) days following the date of receipt by the nonperforming party of written notice of the specific failure to perform from the other party, the nonperforming party shall be deemed to be in default of this Agreement. Upon the occurrence of a default of this Agreement, the party not in default shall have the right to and may elect to declare this Agreement to be immediately terminated and/or pursue each and every available remedy at law and in equity.

14.2 CONTRACTOR acknowledges that the COMPUTER PROGRAMS and/or WORKS OF AUTHORSHIP provided by NTI to CONTRACTOR hereunder are the confidential and proprietary property of NTI and/or NTI's suppliers, that a violation in any material respect of Section 10.1, 11.1 and 11.2, respectively, of this Agreement by CONTRACTOR would cause NTI irreparable injury for which NTI would have no adequate remedy at law, and that NTI shall be entitled to preliminary and other injunctive relief against any such violation by CONTRACTOR. Such injunctive relief shall be in addition to, and in no way in limitation of, any and all other rights and remedies which NTI may have at law or in equity.

                      ARTICLE XV - INDEPENDENT CONTRACTORS

15.1 CONTRACTOR and NTI are independent contractors in all relationships and actions under and contemplated by this Agreement. This Agreement is not to be construed to create, or to authorize the creation of, any employment, partnership, or agency relation or to authorize CONTRACTOR to enter into any commitment or agreement binding on NTI or to allow one party to accept service of any legal process addressed to, or intended for, the other party.

                              ARTICLE XVI - NOTICES

16.1 All notices required or provided hereunder by one party to the other party shall be in writing and shall be mailed by First Class United States Mail, postage prepaid, and in the case of a notice of default or termination also by Certified or Registered Mail, return receipt requested, to the following addresses or to such changed address as either party entitled to notice herein shall have communicated in writing to the other party:

For CONTRACTOR:
                    ----------------------------------------
                    ----------------------------------------
                    ----------------------------------------
                    Attn:
                           ---------------------------------
For NTI:            Northern Telecom Inc.
                    ----------------------------------------
                    ----------------------------------------
                    Attn:
                           ---------------------------------

      All written notices, properly addressed and mailed, shall be deemed given when actually received by the addressee.

                             ARTICLE XVII - GENERAL

17.1 This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns, if any, of the parties hereto.

17.2 This Agreement constitutes the entire understanding and agreement between the parties and supersedes any and all prior or contemporaneous oral and written communications, understandings or agreements relating to the subject matter hereof. To the extent that the terms and conditions appearing on any purchase order issued by NTI to CONTRACTOR or on any acknowledgement issued by CONTRACTOR to NTI conflict with the terms and conditions set forth in this Agreement, the terms and conditions of this Agreement shall be deemed to control and the conflicting terms appearing in any such purchase order or acknowledgement shall be null and void.

17.3 Neither party shall either (a) assign this Agreement or any purchase order or any rights under either, or (b) subcontract any of its obligations under this Agreement or any purchase order, without the prior written consent of the other party. Notwithstanding the foregoing, NTI may assign this Agreement or any purchase order or any rights under either to its parent company, Northern Telecom Limited, or to any company which is majority owned on a class by class basis of its voting stock by Northern Telecom Limited without such prior written consent but upon notice to CONTRACTOR.

17.4 The interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of California.

17.5 Each party to this Agreement hereby represents to the other that it has full power and authority to enter into and perform this Agreement and that the person signing this Agreement on its behalf has been properly authorized and empowered to do so. Each party further acknowledges that it has read this Agreement, that it understands the terms and conditions hereof, and that it agrees to be bound by this Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed by their duly authorized corporate officers and consider this Agreement to be effective as of the day and year first set forth above.

  NORTHERN TELECOM INC.                    CONTRACTOR:
  By:                                      By:
     ---------------------------              --------------------------------
  Name:                                    Name:
         -----------------------                  ----------------------------
  Title:                                   Title:
         -----------------------                  ----------------------------
  Date:                                    Date:
         -----------------------                  ----------------------------

                                   SCHEDULE H
                       END-USER SOFTWARE LICENSE AGREEMENT

                                     ANNEX G
                            MERIDIAN SOFTWARE LICENSE
            NORTHERN TELECOM INC. ("NTI") TELECOMMUNICATIONS PRODUCTS

THIS LEGAL DOCUMENT IS A LICENSE AGREEMENT ("LICENSE") BETWEEN YOU, THE END-USER ("CUSTOMER") AND NORTHERN TELECOM INC. ("NTI"). BY OPENING THE SEALED DISK PACKAGE WHICH CONTAINS THE SOFTWARE DISKETTE(S), OR BY EXECUTING A CONTRACT FOR PURCHASE OF A SYSTEM WHICH INCORPORATES THIS USER SOFTWARE AGREEMENT, YOU, THE CUSTOMER, AGREE TO BE BOUND BY THE TERMS OF THIS LICENSE.

Subject to the terms hereinafter set forth, NTI grants to CUSTOMER and/or representatives, with a "need to know," a personal, non-exclusive license (1) to use certain Licensed Software, proprietary to NTI or its suppliers, contained as an integral part of the Hardware; and (2) to install and use each item of Licensed Software not an integral part of the Hardware; and (3) to use the associated documentation. CUSTOMER is granted no title or ownership rights, in or to the Licensed Software, in whole or in part, and CUSTOMER acknowledges that title to and all copyrights, patents, trade secrets and/or any other intellectual property rights to and in all such Licensed Software and associated documentation are and shall remain the property of NTI and/or NTI's suppliers. The right to use Licensed Software may be restricted by a measure of usage of applications based upon number of lines, number of ports, number of terminal numbers assigned, number of users, or some similar measure. Expansion beyond the specified usage level may require payment of an incremental charge or another license fee.

NTI considers the Licensed Software to contain "trade secrets" of NTI and/or its suppliers. Such "trade secrets" include, without limitation thereto, the specific design, structure and logic of individual Licensed Software programs, their interactions with other portions of Licensed Software, both internal and external, and the programming techniques employed therein. In order to maintain the "trade secret" status of the information contained within the Licensed Software, the Licensed Software is being delivered to CUSTOMER in object code form only.

NTI or any of its suppliers holding any intellectual property rights in any Licensed Software, and/or any third party owning any intellectual property rights in software from which the Licensed Software was derived, are intended third party beneficiaries of this License. All grants of rights to use intellectual property intended to be accomplished by this License are explicitly stated. No other grants of such rights shall be inferred or shall arise by implication.

CUSTOMER warrants to NTI that CUSTOMER is not purchasing the rights granted by this License in anticipation of reselling those rights.

CUSTOMER shall:

- Hold the Licensed Software in confidence for the benefit of NTI and/or NTI's suppliers using no less a degree of care than it uses to protect its own most confidential and valuable information; and

- Keep a current record of the location of each copy of Licensed Software made by it; and

- Use each copy of Licensed Software only on a single CPU at a time (for this purpose, single CPU shall include systems with redundant processing units); and

- Affix to each copy of Licensed Software made by it, in the same form and location, a reproduction of the copyright notices, trademarks, and all other proprietary legends and/or logos of NTI and/or NTI's suppliers, appearing on the original copy of such Licensed Software delivered to CUSTOMER; and retain the same without alteration on all original copies; and

- Issue instructions to each of its authorized employees, agents,. and/or representatives to whom Licensed Software is disclosed, advising them of confidential nature of such Licensed Software and to provide them with a summary of the requirements of this License; and

- Return the Licensed Software and all copies through an Authorized Distributor to NTI at such time as CUSTOMER chooses to permanently cease using it.

CUSTOMER shall not:

- Use licensed Software (i) for any purpose other than CUSTOMER's own internal business purposes and (ii) other than as provided by this License; or

- Allow anyone other than CUSTOMER's employees, agents and/or representatives with a "need to know" to have physical access to Licensed Software; or

- Make any copies of Licensed Software except such limited number of object code copies in machine readable form only, as may be reasonably necessary for execution or archival purposes only; or

- Make any modifications, enhancements, adaptations, or translations to or of Licensed Software, except as may result from those CUSTOMER interactions with the Licensed Software associated with normal use and explained in the associated documentation; or

- Attempt to reverse engineer, disassemble, reverse translate, decompile, or in any other manner decode Licensed Software, in order to derive the source code form or for any other reason; or

- Make full or partial copies of any documentation or other similar printed or machine-readable matter provided with Licensed Software unless the same has been supplied in a form by NTI intended for periodic reproduction of partial copies; or

- Export or re-export Licensed Software and/or associated documentation from the fifty states of the United States and the District of Columbia.

- NOTE: notwithstanding the above restrictions, if Customer has licensed the Licensed Software under a "site license" option as set forth in Customer's Purchase Agreement, Customer is authorized to make a limited number of copies of the Licensed Software and documentation to support additional users as specified in Customer's Purchase Agreement.

CUSTOMER may assign collectively its rights under this License to any subsequent owner of the Hardware, but not otherwise, subject to the payment of the then current license fee for new users, if any. No such assignment shall be valid until CUSTOMER (1) has delegated all of its obligations under this License to the assignee; and (2) has obtained from the assignee an unconditional written assumption of all such obligations; and (3) has provided NTI a copy of such assignment, delegation and assumption; and (4) has transferred physical possession of all Licensed Software and all associated documentation to the assignee and destroyed all archival copies. Except as provided, neither this License nor any rights acquired by CUSTOMER through this License are assignable. Any attempted assignment of rights and/or transfer of Licensed Software not specifically allowed shall be void and conclusively presumed a material breach of this License.

If NTI (i) claims a material breach of this License, and (ii) provides written notice of such claimed material breach to CUSTOMER and (iii) observes that such claimed material breach remains uncorrected and/or unmitigated more than thirty
(30) days following CUSTOMER's receipt of written notice specifying in reasonable detail the nature of the claimed material breach, then CUSTOMER acknowledges that this License may be immediately terminated by NTI and CUSTOMER further acknowledges that any such termination shall be without prejudice to any other rights and remedies that NTI may have at law or in equity.

EXPRESS LIMITED WARRANTIES FOR ANY ITEM OF LICENSED SOFTWARE, IF ANY, WILL BE SOLELY THOSE GRANTED DIRECTLY TO CUSTOMER BY DISTRIBUTOR AS DESCRIBED IN THE BODY OF THE AGREEMENT TO WHICH THIS LICENSE IS ATTACHED OR, IN THE CASE OF LICENSED SOFTWARE DISTRIBUTED IN A SEALED DISK PACKAGE, THOSE WHICH APPEAR AT THE END OF THIS LICENSE AGREEMENT. OTHER THAN AS SET FORTH THEREIN, THIS LICENSE DOES NOT CONFER OR GRANT ANY WARRANTY TO CUSTOMER FROM OR BY NTI; THE LICENSED SOFTWARE IS PROVIDED BY NTI "AS IS" AND WITHOUT WARRANTY OF ANY KIND OR NATURE, WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING (WITHOUT LIMITATION) THE IMPLIED WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE. THIS LIMITATION OF WARRANTIES WAS A MATERIAL FACTOR IN THE ESTABLISHMENT OF THE LICENSE FEE CHARGED FOR EACH SPECIFIC ITEM OF SOFTWARE LICENSED.

IN NO EVENT WILL NTI AND/OR NTI'S SUPPLIERS AND THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS BE LIABLE TO OR THROUGH CUSTOMER FOR INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES OF ANY KIND, INCLUDING LOST PROFITS, LOSS OF BUSINESS OR BUSINESS INFORMATION, BUSINESS INTERRUPTION, OR OTHER ECONOMIC DAMAGE, AND FURTHER INCLUDING INJURY TO PROPERTY, AS A RESULT OF USE OR INABILITY TO USE THE LICENSED SOFTWARE OR


PLEASE REFER TO THE REVERSE SIDE

BREACH OF ANY WARRANTY OR OTHER TERM OF THIS LICENSE, REGARDLESS OF WHETHER NTI AND/OR NTI'S SUPPLIERS WERE ADVISED, HAD OTHER REASON TO KNOW, OR IN FACT KNEW OF THE POSSIBILITY THEREOF, CUSTOMER ACKNOWLEDGES THAT THE FOREGOING SENTENCE REFLECTS AN INFORMED, VOLUNTARY ALLOCATION BETWEEN THE PARTIES OF THE RISKS (KNOWN AND UNKNOWN) THAT MAY EXIST IN CONNECTION WITH THIS LICENSE, THAT SUCH VOLUNTARY RISK ALLOCATION WAS A MATERIAL PART OF THE BARGAIN BETWEEN THE PARTIES, AND THAT THE ECONOMIC AND OTHER TERMS OF THIS LICENSE WERE NEGOTIATED AND AGREED TO BY THE PARTIES IN RELIANCE ON SUCH VOLUNTARY RISK ALLOCATION.


IN THE EVENT CUSTOMER HAS NOT EXECUTED A SEPARATE PURCHASE AGREEMENT WITH A DISTRIBUTOR, AND THIS LICENSE BECOMES EFFECTIVE BY REASON OF YOUR OPENING A SEALED DISK PACKAGE, THE ADDITIONAL WARRANTY PROVISIONS AND LIMITATIONS LISTED BELOW APPLY:

- "LICENSED SOFTWARE" SHALL MEAN THE COMPUTER PROGRAMS WHICH ARE EITHER OWNED BY OR LICENSED TO NTI AND WHICH ARE CONTAINED ON THE DISKS SUPPLIED TO CUSTOMER. "HARDWARE" SHALL MEAN EQUIPMENT ON WHICH CUSTOMER USES THE LICENSED SOFTWARE.

- NTI WARRANTS THAT THE DISKS ON WHICH THE LICENSED SOFTWARE IS RECORDED WILL BE FREE FROM DEFECTS IN MATERIALS AND WORKMANSHIP UNDER NORMAL USE FOR A PERIOD OF NINETY (90) DAYS AS EVIDENCED BY A COPY OF THE RECEIPT. NTI'S ENTIRE LIABILITY AND YOUR EXCLUSIVE REMEDY WILL BE REPLACEMENT OF THE DISK NOT MEETING NTI'S LIMITED WARRANTY AND WHICH IS RETURNED TO NTI OR AN NTI AUTHORIZED REPRESENTATIVE WITH A COPY OF THE RECEIPT. NTI WILL HAVE NO RESPONSIBILITY TO REPLACE A DISK DAMAGED BY ACCIDENT, ABUSE OR MISAPPLICATION.

- IN PARTICULAR, NO WARRANTY IS BEING PROVIDED ON SOFTWARE DEVELOPED BY THIRD PARTY SOFTWARE SUPPLIERS. SUCH SOFTWARE SUPPLIERS MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, REGARDING THE SOFTWARE. NTI'S SOFTWARE SUPPLIERS DO NOT WARRANT, GUARANTEE OR MAKE ANY REPRESENTATIONS REGARDING THE USE OR THE RESULTS OF THE USE OF THE SOFTWARE IN TERMS OF ITS CORRECTNESS, ACCURACY, RELIABILITY, OR OTHERWISE. THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE OF ANY SUCH SOFTWARE DEVELOPED BY SOFTWARE SUPPLIERS IS ASSUMED BY YOU. THE EXCLUSION OF IMPLIED WARRANTIES IS NOT PERMITTED BY SOME JURISDICTIONS. THE ABOVE EXCLUSION MAY NOT APPLY TO YOU.

- BECAUSE SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU. NTI'S AND NTI'S SOFTWARE SUPPLIERS COMBINED LIABILITY TO YOU FOR ACTUAL DAMAGES FROM ANY CAUSE WHATSOEVER, AND REGARDLESS OF THE FORM OF THE ACTION (WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY OR OTHERWISE), WILL BE LIMITED TO $50.

- THE RIGHTS AND OBLIGATIONS ARISING UNDER THIS LICENSE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS.


                CUSTOMER HEREBY AGREES TO ADHERE TO THE TERMS AND
             CONDITIONS OF THIS MERIDIAN SOFTWARE LICENSE AGREEMENT:


    CUSTOMER SIGNATURE:
                        ------------------------------------
    PRINTED NAME:
                  ------------------------------------------
    DATE:
         ---------------------------------------------------


                              NORTHERN TELECOM INC.





                                 Rick P. Faletti
                   President, Multimedia Communication Systems
                              Northern Telecom Inc.



Meridian Software License                                          Version 5.00
Northern Telecom Inc. Products                                             1994

                                   SCHEDULE I

                                 DISCOUNT LEVEL

            *****                 Base Systems

            *****                 Discountable standard products:

                                  - including all discountable products
                                    listed in Schedule B

                                  - including all discountable products
                                    listed in Schedule F

            *****                 Discountable spares and spares kits


                                                                         Page 47


                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                   SCHEDULE J

                              ESCALATION PROCEDURE

 1.     First point of contact        Voicetek Corporation Hotline
 2.     Second point of contact       Technical Support Manager
 3.     Third point of contact        Engineering Manager
 4.     Fourth point of contact       Senior Staff
 5.     Fifth point of contact        Chief Operating Officer

                                   SCHEDULE F

                            RESELLER SUPPORT SERVICES

           PART I: SOFTWARE PRODUCTS (EXCLUDING GENERATIONS DEVELOPER)


A. VOICETEK shall provide RESELLER SUPPORT SERVICES which shall be identical in scope to the software support services set forth in
         Article XIII together with the additional out-of-warranty HARDWARE repair services set forth in Part III of this Schedule F to SUPPORT ORGANIZATION(s) for each ANNUAL SUPPORT SERVICES PERIOD during the TERM for which NTI, or any NORTHERN TELECOM COMPANY or any MANUFACTURING LICENSEE, as the case may be, elects to pay the requisite annual fee(s) for the desired level(s) of service, the available options of which are enumerated for the respective calendar years as indicated in the tables below:

         RESELLER SUPPORT SERVICES fees for calendar year 1995 are as follows:

Service Level         Hours (EDT or                 Days                        NTI Price          Additional Northern
                      EST as applicable)            Per Week                                       Telecom Company
                                                                                                   Direct Support Price

Basic                 8:00 a.m. - 6:00 p.m.            M-F                      *                      *

Optional              7:00 a.m. - 10:00 p.m.           M-F                      *                      *
Extended

Twenty-four           Twenty-four hours                M-Su                     *                      *
hour

* Not available at this price if NTI is not paying for RESELLER SUPPORT SERVICES at the time this service is ordered.

Renewal fees for RESELLER SUPPORT SERVICES for calendar year 1996 will be as follows:

Service Level         Hours (EDT or                   Days                    NTI Price           Additional Northern
                      EST as applicable)            Per Week                                         Telecom Company
                                                                                                  Direct Support Price
Basic                 8:00 a.m. - 6:00 p.m.           M-F                      *                       *

Optional              7:00 a.m. - 10:00 p.m.          M-F                      *                       *
Extended

Twenty-four           Twenty-four hours               M-Su                     *                       *
hour

      *Not available at this price if NTI is not paying for RESELLER SUPPORT SERVICES at the time this service is ordered.

      Fees for RESELLER SUPPORT SERVICES can be paid to VOICETEK by NTI and/or NORTHERN TELECOM COMPANIES and/or MANUFACTURING LICENSEES, as the case may be, on a quarterly basis. In the event any entity ordering RESELLER SUPPORT SERVICES elects to pay the requisite fee to VOICETEK on a quarterly basis, then VOICETEK shall invoice such ordering entity for each quarterly payment forty-five (45) days prior to the start of each calendar quarter and such ordering entity shall pay such invoices, pursuant to the payment terms set forth in Section 8.7.

      Renewal fees for RESELLER SUPPORT SERVICES for calendar years 1997 and beyond will be based on the total software revenue to VOICETEK generated during the last calendar quarter immediately preceding a now ANNUAL SUPPORT SERVICES PERIOD. The renewal fees will be as follows:

Previous Quarter                  Service Level                  NTI Annual             Additional Northern
software revenue                                                 Renewal Fee            Telecom Company
                                                                                        Direct Support Price

*                                     Basic                       $*                          $*

"    "    "    "                     Optional extended            $*                          $*


                                                                         Page 38


CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

"    "    "    "                    Twenty-four hours            *****                      *****

      *****                         Basic                        *****                      *****

"    "    "    "                    Optional extended            *****                      *****

"    "    "    "                    Twenty-four hours            *****                      *****

      *****                         Basic                        *****                      *****

"    "    "    "                    Optional extended            *****                      *****

"    "    "    "                    Twenty-four hours            *****                      *****

Less than $*****                    Basic                        *****                      *****

"    "    "    "                    Optional extended            *****                      *****

"    "    "    "                    Twenty-four hours            *****                      *****

      For the purpose of determining how to apply the software revenue levels set forth in the table above, software revenue generated will be calculated on all software licenses (development and runtime), software-only options and the software-only component of hardware/software packaged PRODUCTS (e.g., ASR, TTS and FAX).

B. Under all service level options, VOICETEK shall provide unlimited telephone consultation on the use of PRODUCTS including, but not limited to, advice on use, diagnosis of user problems, diagnosis of possible problems in PRODUCTS and direction or remedies to be employed until problems are corrected. POINT RELEASES and UPDATES are to be included at no additional charge as part of RESELLER SUPPORT SERVICES.

                    PART II: OUT-OF-WARRANTY HARDWARE REPAIR

A. During an ANNUAL SUPPORT SERVICES PERIOD for which NTI or any NORTHERN TELECOM COMPANY or MANUFACTURING LICENSEE has/have paid to VOICETEK the requisite annual fee for any level of RESELLER SUPPORT SERVICES, VOICETEK shall provide out-of-warranty repair service to such entity on any and all HARDWARE ordered during the TERM in accordance with the terms set forth in
      Section 11.3, provided that such entity (requesting an RMA for out-of-warranty repair) simultaneously issues to VOICETEK a "no charge" ORDER. Subsequently, VOICETEK, within three (3) business days following receipt of the HARDWARE for out-of-warranty repair services, shall provide to the requesting entity a quotation for the out-of-warranty repair of such HARDWARE, which quotation may either be accepted or rejected by the requesting entity.

      In the event the out-of-warranty repair quotation is accepted by NTI, or a NORTHERN TELECOM COMPANY or MANUFACTURING LICENSEE, then the requesting entity shall issue a change to the applicable "no charge" ORDER which sets forth the price quoted by VOICETEK for the out-of-warranty repair.

      In the event a requesting entity decides not to proceed with the out-of-warranty repair, then such entity shall direct VOICETEK to return the out-of-warranty HARDWARE in question to the requesting entity F.O.B. VOICETEK, freight colled to NTI, or the NORTHERN TELECOM COMPANY or MANUFACTURING LICENSEE, as the case may be.

NORTHERN TELECOM INC.                     VOICETEK CORPORATION


By:                                       By: /s/ Sheldon L. Dinkes
   ------------------------------             ----------------------------

Name:                                     Name: SHELDON L. DINKES
      ---------------------------               --------------------------
            (type/print)                             (type/print)

Title:                                    Title: President
      ---------------------------               --------------------------
            (type/print)                              (type/print)

Date:                                     Date:  June 20, 1995
      ---------------------------               --------------------------


APPROVED AS
TO LEGAL FORM
BY:  /s/ Joel M.Erickson
    -----------------------
     16 June 1995


                                                                         Page 39

                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                   SCHEDULE F

                            RESELLER SUPPORT SERVICES

           PART I: SOFTWARE PRODUCTS (EXCLUDING GENERATIONS DEVELOPER)


A. VOICETEK shall provide RESELLER SUPPORT SERVICES which shall be identical in scope to the software support services set forth in
         Article XIII together with the additional out-of-warranty HARDWARE repair services set forth in Part III of this Schedule F to SUPPORT ORGANIZATION(s) for each ANNUAL SUPPORT SERVICES PERIOD during the TERM for which NTI, or any NORTHERN TELECOM COMPANY or any MANUFACTURING LICENSEE, as the case may be, elects to pay the requisite annual fee(s) for the desired level(s) of service, the available options of which are enumerated for the respective calendar years as indicated in the tables below:

         RESELLER SUPPORT SERVICES fees for calendar year 1995 are as follows:

Service Level         Hours (EDT or                 Days                        NTI Price          Additional Northern
                      EST as applicable)            Per Week                                       Telecom Company
                                                                                                   Direct Support Price

Basic                 8:00 a.m. - 6:00 p.m.            M-F                      $*********            $**********

Optional              7:00 a.m. - 10:00 p.m.           M-F                      $*********            $**********
Extended

Twenty-four           Twenty-four hours                M-Su                     $*********            $**********
hour

* Not available at this price if NTI is not paying for RESELLER SUPPORT SERVICES at the time this service is ordered.

Renewal fees for RESELLER SUPPORT SERVICES for calendar year 1996 will be as follows:

Service Level         Hours (EDT or                   Days                    NTI Price           Additional Northern
                      EST as applicable)            Per Week                                         Telecom Company
                                                                                                  Direct Support Price
Basic                 8:00 a.m. - 6:00 p.m.           M-F                      $**********            $**********

Optional              7:00 a.m. - 10:00 p.m.          M-F                      $**********            $**********
Extended

Twenty-four           Twenty-four hours               M-Su                     $**********            $**********
hour

      *Not available at this price if NTI is not paying for RESELLER SUPPORT SERVICES at the time this service is ordered.

      Fees for RESELLER SUPPORT SERVICES can be paid to VOICETEK by NTI and/or NORTHERN TELECOM COMPANIES and/or MANUFACTURING LICENSEES, as the case may be, on a quarterly basis. In the event any entity ordering RESELLER SUPPORT SERVICES elects to pay the requisite fee to VOICETEK on a quarterly basis, then VOICETEK shall invoice such ordering entity for each quarterly payment forty-five (45) days prior to the start of each calendar quarter and such ordering entity shall pay such invoices, pursuant to the payment terms set forth in Section 8.7.

      Renewal fees for RESELLER SUPPORT SERVICES for calendar years 1997 and beyond will be based on the total software revenue to VOICETEK generated during the last calendar quarter immediately preceding a now ANNUAL SUPPORT SERVICES PERIOD. The renewal fees will be as follows:

Previous Quarter                  Service Level                  NTI Annual             Additional Northern
software revenue                                                 Renewal Fee            Telecom Company
                                                                                        Direct Support Price

$********** or greater               Basic                       $*********                 $*********


                                                                          Page 1


                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                     COMMISSION. ASTERISKS DENOTE OMISSIONS.

"    "    "    "                    Optional extended            [*]                       [*]

"    "    "    "                    Twenty-four hours            [*]                       [*]

$[*]                                Basic                        [*]                       [*]

"    "    "    "                    Optional extended            [*]                       [*]

"    "    "    "                    Twenty-four hours            [*]                       [*]

$[*]                                Basic                        [*]                       [*]

"    "    "    "                    Optional extended            [*]                       [*]

"    "    "    "                    Twenty-four hours            [*]                       [*]

Less than $[*]                      Basic                        [*]                       [*]

"    "    "    "                    Optional extended            [*]                       [*]

"    "    "    "                    Twenty-four hours            [*]                       [*]

      For the purpose of determining how to apply the software revenue levels set forth in the table above, software revenue generated will be calculated on all software licenses (development and runtime), software-only options and the software-only component of hardware/software packaged PRODUCTS (e.g., ASR, TTS and FAX).

B. Under all service level options, VOICETEK shall provide unlimited telephone consultation on the use of PRODUCTS including, but not limited to, advice on use, diagnosis of user problems, diagnosis of possible problems in PRODUCTS and direction or remedies to be employed until problems are corrected. POINT RELEASES and UPDATES are to be included at no additional charge as part of RESELLER SUPPORT SERVICES.

                    PART II: OUT-OF-WARRANTY HARDWARE REPAIR

A. During an ANNUAL SUPPORT SERVICES PERIOD for which NTI or any NORTHERN TELECOM COMPANY or MANUFACTURING LICENSEE has/have paid to VOICETEK the requisite annual fee for any level of RESELLER SUPPORT SERVICES, VOICETEK shall provide out-of-warranty repair service to such entity on any and all HARDWARE ordered during the TERM in accordance with the terms set forth in
      Section 11.3, provided that such entity (requesting an RMA for out-of-warranty repair) simultaneously issues to VOICETEK a "no charge" ORDER. Subsequently, VOICETEK, within three (3) business days following receipt of the HARDWARE for out-of-warranty repair services, shall provide to the requesting entity a quotation for the out-of-warranty repair of such HARDWARE, which quotation may either be accepted or rejected by the requesting entity.

      In the event the out-of-warranty repair quotation is accepted by NTI, or a NORTHERN TELECOM COMPANY or MANUFACTURING LICENSEE, then the requesting entity shall issue a change to the applicable "no charge" ORDER which sets forth the price quoted by VOICETEK for the out-of-warranty repair.

      In the event a requesting entity decides not to proceed with the out-of-warranty repair, then such entity shall direct VOICETEK to return the out-of-warranty HARDWARE in question to the requesting entity F.O.B. VOICETEK, freight collect to NTI, or the NORTHERN TELECOM COMPANY or MANUFACTURING LICENSEE, as the case may be.

NORTHERN TELECOM INC.                     VOICETEK CORPORATION


By: /s/ J. Michael Camp                   By: /s/ Sheldon Dinkes
   ------------------------------             ----------------------------

Name: J. Michael Camp                     Name: Sheldon Dinkes
      ---------------------------               --------------------------
            (type/print)                             (type/print)

Title: Vice President, MBA                Title: President
      ---------------------------               --------------------------
            (type/print)                              (type/print)

Date:  8/31/95                            Date:  8-28-95
      ---------------------------               --------------------------


APPROVED AS
TO LEGAL FORM
BY:  /s/ Joel M.Erickson
    -----------------------
     24 August 1995

         CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATEY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

                                   ADDENDUM

This Addendum ("ADDENDUM") to the OEM Agreement between Northern Telecom Inc. ("NTI") and Voicetek Corporation ("VOICETEK") which was executed on June 16,1995 (the "AGREEMENT") hereby adds the substantive terms of support pertaining only to the SOFTWARE PRODUCT identified as GENERATIONS Developer and addresses an upgrade offer pertaining to the SOFTWARE PRODUCTS identified as GENERATIONS and VRS, respectively. The entirety of the ADDENDUM shall constitute the text of what shall be called Schedule F-1, which shall be attached to and become a part of the AGREEMENT as of the date of the latter signature set forth below.

                                  SCHEDULE F-1

         PART I: OPTIONAL GENERATIONS DEVELOPER SUPPORT SERVICE AND FEE

A. VOICETEK shall provide to NTI optional support services covering GENERATIONS Developer which shall be equivalent in scope to RESELLER SUPPORT SERVICES pertaining to all other SOFTWARE PRODUCTS in consideration of, and in the event NTI elects to remit NTI's payment of the requisite annual optional support services fee ("Requisite Annual Fee"). The Requisite Annual Fee payable for the support of GENERATIONS Developer shall be calculated by determining the amount equal to seven percent (7%) of the total of all GENERATIONS Developer software license fees paid cumulatively by NTI from the EFFECTIVE DATE until the date upon which NTI notifies VOICETEK of its desire to have VOICETEK commence the provision of optional support services covering GENERATIONS Developer. The Requisite Annual Fee for renewing optional support services covering GENERATIONS Developer shall be determined by establishing a total of GENERATIONS Developer licenses in place on the anniversary date of the commencement of optional support services for GENERATIONS Developer and using the seven percent (7%) multiplier with the new total of GENERATIONS Developer software license fees.

B. In contrast to the arrangement for RESELLER SUPPORT SERVICES for the balance of SOFTWARE PRODUCTS, which expressly excludes VERSION RELEASES, NTI shall receive, when commercially available, a copy of all VERSION RELEASES for GENERATIONS Developer and for VRS, respectively, released during any ANNUAL SUPPORT SERVICES PERIOD for which NTI has paid the Requisite Annual Fee, as described in Paragraph A.

                         PART II: ONE-TIME UPGRADE OFFER

As part of the AGREEMENT, when the first VERSION RELEASE of the SOFTWARE PRODUCTS known as GENERATIONS and VRS, respectively, (referred to as 2.1/3.0) to be released following the EFFECTIVE DATE becomes commercially available from VOICETEK, VOICETEK will allow NTI six (6) months from the date of NTI's receipt of a copy of such VERSION RELEASE to migrate NTI's installed base customers to such VERSION RELEASE at no charge to NTI.

IN WITNESS WHEREOF, the parties hereto have, by their duly authorized representatives, executed this ADDENDUM to the AGREEMENT as of the day and year set forth below.

NORTHERN TELECOM INC.                     VOICETEK CORPORATION


By: /s/ J. Michael Camp                   By: /s/ Sheldon Dinkes
   ------------------------------             ----------------------------

Name: J. Michael Camp                     Name: Sheldon Dinkes
      ---------------------------               --------------------------
            (type/print)                             (type/print)

Title: Vice President, MBA                Title: President
      ---------------------------               --------------------------
            (type/print)                              (type/print)

Date:  8/31/95                            Date:  8-28-95
      ---------------------------               --------------------------


APPROVED AS
TO LEGAL FORM
BY:  /s/ Joel M.Erickson
    -----------------------
     24 August 1995

                                   SCHEDULE A

                              AUTHORIZED TERRITORY



                             Canada                       United States (U.S.)

                             Europe Region           CALA Region                 Asia/Pacific Region

                             United Kingdom          Brazil                      Australia
                             France                  Mexico                      Bahrain
                             Holland                 Chile                       Hong Kong
                             Sweden                  Columbia                    India
                             Denmark                 Argentina                   Indonesia
                             Norway                  Antigua                     Japan
                             Iceland                 Bahamas                     Kuwait
                             Germany                 Barbados                    Malaysia

                             Switzerland             Br. Virgin Islands          Oman
                             Austria                 Costa Rica                  Pakistan
                             Belgium                 Dominica                    China
                             Finland                 Dominican Republic          Philippines
                             United Arab Emirates    Ecuador                     Russia
                             Greece                  El Salvador                 Saudi Arabia
                             Ireland                 Guadeloupe                  Singapore
                             Israel                  Guatemala                   South Korea
                             Italy                   Honduras                    Syria
                             Netherlands             Jamaica                     Taiwan
                             Poland                  Jordan                      Thailand
                             Portugal                Martinique                  New Zealand
                             Spain                   Netherlands Antilles
                             Turkey                  St. Kitts & Nevis
                             Trinidad                St. Lucia
                             Nicaragua               St. Vincent
                             Turks & Caicos Is.      Panama
                                                     Paraguay
                                                     Peru
                                                     Puerto Rico
                                                     Virgin Islands
                                                     U.S. Virgin Islands

NORTHERN TELECOM INC.                     VOICETEK CORPORATION


By: /s/ John A. Ryan                      By: /s/ Sheldon L. Dinkes
   ------------------------------             ----------------------------

Name: John A. Ryan                        Name: Sheldon L. Dinkes
      ---------------------------               --------------------------
            (type/print)                             (type/print)

Title: VP/GM, MBA                         Title: President
      ---------------------------               --------------------------
            (type/print)                              (type/print)

Date:  2/5/96                             Date:  January 1, 1996
      ---------------------------               --------------------------


APPROVED AS
TO LEGAL FORM
BY:  /s/ Joel M.Erickson
    -----------------------

                                                                   Page 1